As filed with the Securities and Exchange Commission on December 28, 2020

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.
 (Check appropriate box or boxes)

TORTOISE PIPELINE & ENERGY FUND, INC.
(Exact name of registrant as specified in charter)

5100 W. 115th Place
Leawood, Kansas 66211
(Address of Principal Executive Offices)

Telephone Number: (913) 981-1020
(Area Code and Telephone Number)

P. Bradley Adams
5100 W. 115th Place
Leawood, Kansas 66211
(Name and Address of Agent for Service)

Copies to:

Steven F. Carman
Rebecca C. Taylor
Husch Blackwell LLP
4801 Main Street, Suite 1000
Kansas City, Missouri 64112

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered(1)(2)	Proposed Maximum Offering Price per Unit(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, $0.001 par value per share	1,514,185 shares	$20.77(3)	$31,449,622.45	$3,431.15

(1)
The number of shares to be registered represents the maximum number of shares of the registrant’s common stock estimated to be issuable in connection with the merger agreement described in the enclosed document. Pursuant to Rule 416, this registration statement also covers additional securities that may be issued as a result of stock splits, stock dividends or similar transactions.

(2)	Estimated solely for the purpose of calculating the registration fee.
(3)	Net asset value per share of common stock on December 24, 2020.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Joint Proxy Statement/Prospectus is organized as follows:

1.
Letter to Stockholders of Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”), each a Maryland corporation and registered closed-end management investment company

2.	Questions and Answers to Stockholders of TTP and NDP

3.	Notice of Joint Special meeting of TTP and NDP

4.	Joint Proxy Statement/Prospectus for TTP and NDP

5.	Merger Statement of Additional Information regarding the proposed Merger of NDP with and into TTP

6.	Part C Information

7.	Exhibits

TORTOISE PIPELINE & ENERGY FUND, INC. TORTOISE ENERGY INDEPENDENCE FUND, INC.
, 2021
Dear Fellow Stockholders:

I want to share with you the details of an important Joint Proxy Statement/Prospectus that is enclosed and requires your action. It is being sent to you because you own shares of either Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and/or Tortoise Energy Independence Fund, Inc. (“NDP”), each a Maryland corporation.

The special meeting of the stockholders of TTP and NDP (each a “Fund” and together the “Funds”) will be held at                   a.m., Central Time, on                , 2021 (the “Meeting”) at 5100 W. 115th Place, Leawood, Kansas 66211.

At the Meeting:

●	Stockholders of NDP will be asked to consider and approve a proposal authorizing the merger of their Fund into TTP; and

●	Stockholders of TTP will be asked to consider and approve the merger, including the issuance of additional common shares of TTP in connection with the merger.

The Board of Directors of each Fund has recommended the merger because each Fund has the same investment objective and it is believed that the merger will benefit stockholders of the Funds.  Some of the anticipated benefits of the merger include (i) expanded investment strategy to better capture opportunity around the global energy evolution, (ii) positive potential impact to support an increased distribution, (iii) the opportunity for improved trading relationship between net asset value and market price, (iv) operational cost savings through greater economies of scale and reduced management fees, (v) the opportunity for enhanced long-term market liquidity, (vi) greater financial flexibility through a larger balance sheet, (vii) access to more attractive leverage terms, and (viii) a wider range of leverage alternatives.

The Board of Directors of each Fund believes that each proposal is in the best interests of that Fund and its stockholders and unanimously recommends that you vote “FOR” each proposal.

The enclosed materials explain the proposals to be voted on at the Meeting in more detail, and I encourage you to review them carefully.  No matter how large or small your Fund holdings, your vote is extremely important.  You may vote at the Meeting or you may authorize a proxy to vote your shares using one of the methods below or by following the instructions on your proxy card:

●	By touch-tone telephone; simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call;

●	By internet; please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you plan on voting; or

●	By returning the enclosed proxy card in the postage-paid envelope.

If you should have any questions about the Meeting agenda or voting, please call our proxy agent, AST Fund Solutions at (866) 796-1285.  Representatives are available 9 a.m. to 9 p.m. Easnter time, Monday through Friday.  Please note, at a reasonable time after the mailing has completed and our records indicate that you have not voted at that time, you may be contacted by AST Fund Solutions to confirm receipt of the proxy material and review your voting options.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website at http://www.tortoiseecofin.com/proxy-information.  We encourage you to check the website prior to the Special Meeting if you plan to attend the Special Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

On behalf of the Funds and your fellow stockholders, I thank you for your prompt vote on these important matters.

Sincerely,

P. Bradley Adams
Chief Executive Officer
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.

QUESTIONS AND ANSWERS

Although it is recommended that you read the complete Joint Proxy Statement/Prospectus accompanying this “Questions and Answers” section, a brief overview of the issues to be voted on has been provided below for your convenience.  In this “Questions and Answers” section, the merger of Tortoise Energy Independence Fund, Inc. (“NDP”) with and into Tortoise Pipeline & Energy Fund, Inc. (“TTP”) is referred to as the “Merger.”  TTP and NDP are each also referred to in this section as a “Fund” and are referred to collectively as the “Funds.”  In connection with the Merger, TTP will change its name to The Tortoise Energy Evolution Infrastructure Fund and following the Merger, is referred to in this section as the “Combined Fund.”

The anticipated positive impacts of the Merger are set forth below.  No assurance can be given that the anticipated positive impacts of the Merger will be achieved.  In addition, this Joint Proxy Statement/Prospectus serves as a prospectus of TTP in connection with the issuance of additional shares of common stock, par value $0.001 per share, of TTP (“TTP Common Shares”) in the Merger.  For information regarding the risks associated with an investment in TTP, see “Risk Factors and Special Considerations.”

Questions Regarding the Merger

Q: Why is the Merger being recommended by the Board of Directors?

A: The Board of Directors of each Fund has recommended the Merger given the Funds have the same investment objectives and it is believed that the Merger will benefit the stockholders of the Funds. Each Fund has an investment objective of providing a high level of total return with an emphasis on current distributions.  Under normal circumstances, TTP invests at least 80% of its total assets (including assets obtained through leverage) in equity securities of pipeline and other energy infrastructure companies. Under normal circumstances, NDP invests at least 80% of its total assets (including assets obtained through leverage) in equity securities of North American energy companies, including at least 50% of its Total Assets in equity securities of upstream energy companies.  The Combined Fund will expand on the current investment objective and strategy of TTP. The table below shows the portfolio mix of each Fund and on a pro forma basis.

TTP	NDP	Pro Forma Combined Fund

Q: What are the benefits of the proposed Merger?

A: After careful consideration, the Board of Directors of each Fund and the Funds’ investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), believe that the Merger will benefit the stockholders of the Funds for the reasons noted below:

●	Expanded investment strategy to better capture the opportunity around the global energy evolution

We expect energy demand growth to continue as the population grows and emerging market countries use more energy per capita. We believe this demand will increasingly be met by electricity versus fossil fuel growth. This strategy will better capture the investment opportunity of increased energy demand being met by an increased electricity supply.

●	Positive potential impact to distributions

We expect that the Combined Fund will have a similar distribution policy as the standalone Funds currently have, with no adverse impact expected to the payment of quarterly distributions to the Combined Fund’s common stockholders. Additionally, we believe that there is potential for aggregate distribution growth going forward. Assuming the Merger is completed as proposed, the Adviser intends to recommend that the Board of Directors of the Combined Fund approve a distribution of not less than $0.1925 per TTP Common Share ($0.77 annualized) beginning the fiscal 2nd quarter of 2021, based on the Combined Fund’s expected distributions from investments, the lower anticipated operating expenses per share, and the expected costs of leverage.  This would represent a 20.3% increase from TTP’s current quarterly distribution of $0.16 per share.

i

●	Opportunity for improved trading relationship between net asset value and market price

Our research suggests that funds with more exposure to global utilities and infrastructure, which we define as renewable and power infrastructure, tend to trade closer to NAV.

●	Operating cost savings through greater economies of scale and reduced management fees

It is anticipated that the Combined Fund will have a lower operating expense level with estimated aggregate cost savings of approximately $400,000 annually recognized in the Combined Fund through operating cost savings and reduced management fees. The Funds incur both fixed expenses (e.g., board fees, printing fees, legal and auditing services) and variable expenses (e.g., administrative, fund accounting and custodial services). Many of these fixed expenses are duplicative between the Funds. There will also be an opportunity to reduce variable expenses over time in a Combined Fund by taking advantage of lower fees associated with higher asset levels and greater combined economies of scale.

Additionally, effective at the time of the Merger, the Adviser has agreed to a reduced management fee of 1.00% of Managed Assets* from the current rate of 1.10% for the Combined Fund.

*Managed Assets defined as total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities other than (1) debt entered into for purposes of leverage and (2) the aggregate liquidation preference of any outstanding preferred stock.

●	Opportunity for enhanced long-term market liquidity

The larger market capitalization of the Combined Fund may provide an opportunity for enhanced market liquidity over the long-term. Greater market liquidity may lead to a narrowing of bid-ask spreads and reduce price movements on a trade-to-trade basis. The table below illustrates the market capitalization of each Fund and on a pro forma basis.

Market capitalization ($ in millions)

TTP	NDP	Pro Forma Combined Fund
$46.9	$23.3	$70.2

As of November 30, 2020. Assumes Merger occurred on November 30, 2020 with all else being equal.

●	Leverage impact

The larger asset base of the Combined Fund may provide: (i) greater financial flexibility through a larger balance sheet, (ii) access to more attractive leverage terms and (iii) a wider range of leverage alternatives. The table below illustrates the leverage of each Fund and on a pro forma basis.

	TTP	NDP	Pro Forma Combined Fund
Leverage ($ in millions)	$20.6	$5.0	$25.7
Leverage as % of total assets	29.5%	14.1%	28.3%

As of November 30, 2020. Assumes Merger occurred on November 30, 2020 with all else being equal.

Q: How will the Merger affect me?

A: TTP stockholders will remain stockholders of TTP.  NDP stockholders will become stockholders of TTP.  NDP will be merged with and into TTP, the assets and liabilities of NDP will be combined with the assets and liabilities of TTP and NDP will cease its separate existence under Maryland law.

Q: How many shares of TTP will stockholders own following the Merger?

A: TTP stockholders: Your currently issued and outstanding shares of common and preferred stock of TTP will remain outstanding.

NDP common stockholders: Your outstanding NDP common shares will be multiplied by an exchange rate determined by dividing the NDP net asset value (“NAV”) per share by the TTP NAV per share (less in each case, the Merger costs for each of NDP and TTP).  No fractional TTP Common Shares will be issued in the Merger; instead NDP stockholders will receive cash in an amount equal to the value of the fractional TTP Common Shares that they would otherwise have received.

Q: How will the net asset values utilized in calculating the exchange rate be determined?

A: The exchange rate will be determined based on each Fund’s respective net asset value per share as of the business day prior to the closing of the Merger. The net asset value of a share of common stock of each Fund will be calculated as follows:

The value of the total assets (the value of the securities held plus any cash or other assets, including interest, dividends or distributions accrued but not yet received)

Minus:

●	all liabilities (including accrued expenses and accumulated and unpaid distributions);
●	accrued and unpaid interest payments on and the aggregate principal amount of any outstanding indebtedness;
●	any distributions payable on the common stock; and
●	the Fund’s share of the Merger costs;

Divided by:

●	the total number of shares of common stock outstanding at such time.

Q: Will I have to pay any sales load, commission or other similar fees in connection with the Merger?

A: You will pay no sales loads or commissions in connection with the Merger. However, the Funds will bear equally with the Adviser the costs associated with the proposed Merger (whether the Merger is consummated or not) with a cap for the Funds of $125,000 in the aggregate. Costs specific to a particular Fund will be expensed to such Fund, while non-specific costs will be allocated on a pro rata basis based upon each Fund’s net assets.  Costs related to the Merger are currently estimated to be $125,000 or 0.2% of net assets, which equates to $76,911 or $0.03 per share for TTP, $48,089 or $0.03 per share for NDP as of October 31, 2020.

Q: Is the Merger expected to be a taxable event for Fund stockholders?

A: No. The Merger is intended to qualify as tax-free for federal income tax purposes. This means it is expected that stockholders will recognize no gain or loss for federal income tax purposes as a result of the Merger, except that gain or loss may be recognized with respect to cash received in lieu of fractional TTP Common Shares.

Q: How will capital losses of NDP be treated in the merger?

A: Capital losses from NDP will retain their character (between short and long term) and carried over to the merged fund. The capital losses are available to offset capital gains generated in TTP; however, subject to limitations each year.

Q: Who do we expect to vote on the Merger?

A:  Stockholders are being asked to vote on proposals relating to the Merger of the Funds. As laid out in the tables below, the proposals vary, depending on the Fund.

TTP stockholders
Voting Proposals		Stockholders Entitled to Vote
•	Approval of Merger of NDP into TTP, including the issuance of additional TTP Common Shares to NDP stockholders	•	Common and Preferred (voting as a class)

NDP stockholders
Voting Proposal
•	Approval of Merger of NDP into TTP	•	Common

Q: Why is the vote of TTP stockholders being solicited in connection with the Merger?

A: Although TTP will continue its legal existence and operations after the Merger, Maryland law and the rules of the NYSE (on which TTP’s common stock is listed) require TTP’s stockholders to approve the Merger and the issuance of additional TTP Common Shares, respectively, because the number of TTP Common Shares to be issued in the Merger will be, upon issuance, in excess of 20 percent of the number of shares of TTP common stock outstanding prior to the Merger.

Q:   What happens if the stockholders of TTP do not approve the Merger, including the issuance of additional TTP Common Shares in connection with the Merger?

A:  If the Merger, including the issuance of TTP Common Shares, is not approved, the Merger will not occur and TTP will continue its investment activities in the normal course.

Q: What happens if NDP stockholders do not approve the Merger?

A: If the Merger is not approved, then the Merger will not take place.  As noted above, the Merger also requires the approval of TTP stockholders.

Q: What is the timetable for the Merger?

A: If the stockholder voting and other conditions to closing are satisfied, the Merger is expected to take effect on or about              . 2021 or as soon as practicable thereafter.

General Questions

Q:  When and where will the Meeting be held?

A: We intend to hold the Meeting as a meeting on               , 2021, at           a.m. Central Time at 5100 W. 115th Place, Leawood, Kansas 66211.

Q:   What other proposals are being considered at the Meeting?

A:   Stockholders of TTP and NDP will be asked to consider and vote upon the transaction of any other business as may properly come before the Meeting, including the adjournment or postponement thereof.

Q:   How does the Board of Directors of my Fund suggest that I vote?

A: After careful consideration, the Board of Directors of each Fund recommends that you vote “FOR” each of the items proposed for your Fund.

Q:   How do I vote my shares?

A: You may vote at the Meeting or you may authorize a proxy to vote your shares using one of the methods below or by following the instructions on your proxy card:

●	By touch-tone telephone; simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call;

●	By internet; please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you plan on voting; or

●	By returning the enclosed proxy card in the postage-paid envelope.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name.  However, even if you plan to attend the Meeting, we urge you to authorize a proxy to vote your shares in advance of the Meeting.  That will ensure that your vote is counted should your plans change.

Q:   Who do I contact for further information?

A:          You may contact us toll-free at (866) 362-9331 for further information.

Q:          Will anyone contact me?

A:          You may receive a call from AST Fund Solutions, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to authorize your proxy.  We recognize the inconvenience of the proxy solicitation process and would not impose it on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a stockholder to participate in your Fund’s governance by authorizing a proxy to vote your shares as soon as possible. If enough stockholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue and will be required to incur additional solicitation costs in order to obtain sufficient stockholder participation.

v

TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.

5100 W. 115th Place
Leawood, Kansas 66211

NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON                     , 2021

Notice is hereby given that a joint special meeting of stockholders (the “Meeting”) of Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”), each a Maryland corporation, will be held on             , 2021 at                    a.m., Central Time at 5100 W. 115th Place, Leawood, Kansas 66211, for the following purposes, each as more fully described in the Joint Proxy Statement/Prospectus:

Merger

For stockholders of NDP:

to consider and vote upon a proposal to approve the merger of NDP with and into TTP.

For stockholders of TTP:

to consider and vote upon a proposal to approve the merger of NDP with and into TTP, including the issuance of additional shares of common stock of TTP in connection therewith.

Stockholders of record as of the close of business on                       , 2021 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

The Board of Directors of TTP and NDP unanimously recommends stockholders vote “FOR” each proposal involving their Fund.

Whether or not you expect to attend the Meeting , please authorize a proxy to vote your shares of stock by following the detailed instructions provided on your proxy or voting instruction card.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, THE BOARDS OF DIRECTORS ASK THAT YOU VOTE PROMPTLY, NO MATTER HOW MANY SHARES OF STOCK YOU OWN.

By Order of the Board of Directors of each Fund,

Diane M. Bono
Secretary
Tortoise Pipeline & Energy Fund, Inc. Tortoise Energy Independence Fund, Inc.

, 2021

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated December 28, 2020

JOINT PROXY STATEMENT/PROSPECTUS

TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.

5100 W. 115th Place
Leawood, Kansas 66211
(913) 981-1020

JOINT SPECIAL MEETING OF STOCKHOLDERS

______________, 2021

This Joint Proxy Statement/Prospectus is furnished to you as a stockholder of Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”), each a Maryland corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). A joint special meeting of stockholders of TTP and NDP (the “Meeting”) will be held on                     , 2021, at                 a.m., Central Time at 5100 W. 115th Place, Leawood, Kansas 66211, to consider and vote on the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus.  TTP and NDP are each sometimes referred to herein as a “Fund” and are sometimes referred to herein collectively as the “Funds.”

Even if you plan to attend the Meeting, the Board of Directors of each of TTP and NDP requests that you authorize a proxy to vote your shares of stock as described in the enclosed proxy or voting instruction card so that your vote will be counted if you later decide not to attend the Meeting.  The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is                  , 2021.

MEETING

In order for beneficial owners of shares registered in the name of a broker, bank, or other nominee to attend, participate, and vote at the Meeting, you must first obtain a legal proxy from the relevant broker, bank, or other nominee and then register your attendance ahead of the Meeting at [______________].

The purposes of the Meeting are:

Merger

For stockholders of NDP:

to consider and vote upon a proposal to approve the merger of NDP with and into TTP.

For stockholders of TTP:

to consider and vote upon a proposal to approve the merger of NDP with and into TTP, including the issuance of additional shares of common stock of TTP in connection therewith.

Stockholders of record as of the close of business on                        , 2021 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

The following table presents information about the stockholders entitled to vote on each of the matters.  Each stockholder is entitled to one vote for each share of common stock and/or preferred stock owned by such stockholder.

Stockholders Entitled to Vote	Proposal
NDP common stockholders	to consider and vote upon a proposal to approve the merger of NDP with and into TTP.

TTP common and preferred stockholders (voting as a class)	to consider and vote upon a proposal to approve the merger of NDP with and into TTP, including the issuance of additional shares of common stock of TTP in connection therewith.

The Agreement and Plan of Merger between TTP and NDP is sometimes referred to herein as the “Merger Agreement.”  TTP following the Merger is sometimes referred to herein as the “Combined Fund.”  The Board of Directors of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund and its stockholders.

ADDITIONAL INFORMATION

This Joint Proxy Statement/Prospectus sets forth the information stockholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of common stock of TTP.  Please read it carefully and retain it for future reference. A Merger Statement of Additional Information, dated                   , 2021, relating to this Joint Proxy Statement/Prospectus (the “Merger Statement of Additional Information”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and quarterly report can be obtained on a web site maintained by the Funds’ investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”) at www.cef.tortoiseecofin.com. In addition, each Fund will furnish, without charge, a copy of the Merger Statement of Additional Information, its most recent annual report and any more recent quarterly report to any stockholder upon request. Any such request should be directed to the Adviser by calling 866-362-9331 or by writing to the respective Fund at its principal executive offices at 5100 W. 115th Place, Leawood, Kansas 66211.  The telephone number of the principal executive offices of the Funds is 913-981-1020.

The Funds are subject to certain informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and downloaded from the SEC’s web site at www.sec.gov.

The currently outstanding shares of common stock of TTP are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “TTP” and will continue to be so listed subsequent to the Merger.  It is expected that the newly issued common stock of TTP issued in connection with the Merger will be listed on the NYSE.  The currently outstanding shares of common stock of NDP are also listed on the NYSE under the ticker symbol “NDP”.

This Joint Proxy Statement/Prospectus serves as a prospectus of TTP in connection with the issuance of common stock of TTP in the Merger. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tortoiseadvisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseadvisors.com.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseadvisors.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is                               , 2021.

SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Merger Statement of Additional Information. Stockholders should read this entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: MERGER

The Merger

The Board of Directors of NDP, including the Directors who are not “interested persons” of NDP (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”), has unanimously approved the Merger Agreement, declared the Merger advisable and directed that the same be submitted to the NDP stockholders for consideration.  If the stockholders of NDP approve the Merger and the stockholders of TTP approve the Merger, including the issuance of additional shares of common stock of TTP (“TTP Common Shares”) (see “Proposal 2: Merger and Issuance of Additional TTP Common Shares in the Merger”), NDP will be merged with and into TTP in accordance with the Maryland General Corporation Law.  NDP’s assets and liabilities will be combined with the assets and liabilities of TTP and stockholders of NDP will become stockholders of TTP.  As a result of the Merger each share of common stock of NDP will convert into newly-issued TTP Common Shares.  The aggregate NAV of TTP Common Shares received by NDP common stockholders in the Merger will equal the aggregate NAV of NDP common stock held on the business day prior to closing of the Merger, less the costs of the Merger attributable to their common shares (although NDP common stockholders will receive cash in lieu of fractional TTP Common Shares).  NDP will cease its separate existence under Maryland law and terminate its registration under the Investment Company Act of 1940 (the “1940 Act”). TTP will continue to operate after the Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

If the Merger is not approved by stockholders of NDP, or if the Merger, including the issuance of TTP Common Shares is not approved by TTP’s stockholders, NDP and TTP will each continue to operate as a standalone Maryland corporation advised by the Adviser and will each continue its investment activities in the normal course.

Background and Reasons for the Proposed Merger

The proposed Merger will combine the assets of the Funds (each a non-diversified closed-end management investment company under the 1940 Act) by merging NDP with and into TTP. The Merger is expected to result in several benefits to TTP and NDP stockholders.

In unanimously approving the Merger, the Board of Directors of each Fund, including each Fund’s Independent Directors, determined that participation in the Merger is in the best interests of each Fund and its stockholders and that the interests of the stockholders of each Fund will not be diluted with respect to NAV as a result of the Merger. Before reaching these conclusions, the Board of Directors of each Fund engaged in a thorough review process relating to the proposed Merger. The Board of Directors of each Fund, including the Independent Directors, considered the Merger at numerous meetings held in 2020 and unanimously approved the Merger, declared the Merger advisable and directed that the Merger be submitted to the stockholders of each Fund on November 11, 2020.

The primary factors considered by the Board of Directors of each Fund with regard to the Merger included, but were not limited to, the following:

●	Each Fund has an investment objective of providing stockholders a high level of total return with an emphasis on current distributions.

●	The Combined Fund would have an expanded investment strategy to better capture the opportunity around the global energy evolution.

●
The expectation that the Combined Fund will have the ability to support an increased distribution.  Assuming the merger is completed as proposed, the Adviser intends to recommend that the Board of Directors of the combined fund approve a distribution of not less than $0.1925 per TTP common share ($0.77 annualized) beginning the fiscal 2nd quarter of 2021, based on the combined fund’s expected distributions from investments, the lower anticipated operating expenses per share, and the expected costs of leverage. This would represent a 20.3% increase from TTP’s current quarterly distribution of $0.16 per share.

●	The opportunity for an improved trading relationship between NAV and market price.

●	The Merger may create the opportunity for enhanced market liquidity over the long-term.

●
The expectation of cost savings at the Combined Fund through the reduction of duplicative fixed expenses and a reduction in variable expenses and a lower management fee as a result of the implementation of a reduced management fee following the Merger.  Effective at the time of the Merger, the Adviser has agreed to a reduced management fee of 1.00% from the current rate of 1.10% for the Combined Fund.

●
No gain or loss is expected to be recognized by stockholders of either Fund for U.S. federal income tax purposes as a result of the Merger (except with respect to any cash received in lieu of fractional TTP Common Shares), although the Internal Revenue Service may take a contrary position.

●
The expectation that NDP stockholders should carry over to TTP the same aggregate tax basis (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received) if the Merger is treated as tax-free as intended.

●	The exchange will take place at the Funds’ relative NAV.

●	Stockholder rights are expected to be preserved in the Combined Fund.

●	The Adviser is expected to continue to manage the Combined Fund.

●
The larger asset base of the Combined Fund may provider greater financial flexibility through a larger balance sheet, access to more attractive leverage terms and a wider range of leverage alternatives.

●	The relative performance history of each Fund.

The Board of Directors of each Fund made its determination with regard to the Merger on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors. See “Proposal 1: Merger—Reasons for the Merger.”

Fees and Expenses for Common Stockholders of the Funds as of October 31, 2020.

The following table and example contain information about the change in operating expenses expected as a result of the Merger. The table sets forth (i) the fees and expenses, including leverage costs, as a percentage of net assets as of October 31, 2020, for each Fund and (ii) the pro forma fees and expenses, including leverage costs, for the Combined Fund, assuming the Merger had taken place on October 31, 2020.  The fees and expenses are presented as a percentage of net assets and not as a percentage of gross assets or managed assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all of the assets in which a Fund may invest.  The annual operating expenses for each Fund reflect fixed expenses for a trailing 12-month period and variable expenses assuming each Fund’s capital structure and asset levels as of October 31, 2020.  The pro forma annual operating expenses are projections for a 12-month period, assuming each Fund’s capital structure and asset levels as of October 31, 2020.  These pro forma projections include the change in operating expenses expected as a result of the Merger, assuming the Combined Fund’s capital structure and asset levels as of October 31, 2020.

Stockholder Transaction Expenses	TTP	NDP	Pro Forma Combined Fund (NDP into TTP)(1)
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common stock(2)(3)	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None

Annual Expenses (as a percentage of net assets attributable to common stock as of October 31, 2020)
Investment Management Fees	1.78%	1.32%	1.40%
Leverage Costs(4)	2.96%	0.25%	1.73%
Other Expenses(5)	1.67%	1.66%	0.71%
Total Annual Expenses(6)	6.41%	3.23%	3.84%

Example:

The following example is intended to help you compare the costs of investing in TTP pro forma after the Merger with the costs of investing in TTP and NDP without the Merger. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to shares of common stock) set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
TTP	$64	$189	$310	$598
NDP	$33	$100	$169	$353
Pro Forma Combined Fund (NDP into TTP) (a)	$39	$118	$198	$407

(a)
These figures assume that the Merger had taken place on October 31, 2020. These figures assume a change in the management fees paid to the Adviser effective at the time of the Merger from 1.10% to 1.00% for the Combined Fund.  These figures also reflect the anticipated reduction in other operating expenses due to elimination of certain duplicative expenses as a result of the Merger.

(1)	The pro forma annual operating expenses are projections for a 12-month period and do not include expenses to be borne by the Funds in connection with the Merger.

(2)
Each Fund will bear expenses incurred in connection with the Merger (whether the Merger is consummated or not), including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Merger Agreement and the registration statement on Form N-14, SEC filing fees and legal and accounting fees in connection with the Merger, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings, stock exchange fees, transfer agency fees and any similar expenses incurred in connection with the Merger.  The Funds will share equally with the Adviser the costs associated with the Merger, with a cap for the Funds of $125,000 in the aggregate.  Expenses specific to one or each of TTP or NDP are expensed as incurred while non-fund specific expenses are allocated on a pro rata basis based upon net assets.  If the Merger is approved, expenses are estimated to be $76,911 for TTP and $48,089 for NDP, for a total of $125,000.  Costs related to the Merger is currently estimated to be approximately 0.2% of net assets, which equates to $0.03 per share for TTP and $0.03 per share for NDP as of October 31, 2020.

(3)
No sales load will be charged in connection with the issuance of the TTP Common Shares as part of the Merger. Shares of common stock are not available for purchase from the Funds but shares of TTP may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Shares of common stock purchased in the secondary market may be subject to brokerage commissions or other charges.

(4)
Leverage Costs in the table reflect the interest payable on outstanding senior notes, unsecured credit facilities and secured margin borrowing facility at borrowing rates as of October 31, 2020 expressed as a percentage of net assets as of October 31, 2020.  The Pro Forma Combined Fund (NDP into TTP) Leverage Costs assumes the termination of NDP’s margin borrowing facility and subsequent increase in the unsecured credit facility of TTP to absorb the amount outstanding on the NDP margin borrowing facility at November 30, 2020 and maturity of $3.9 million TTP Series F notes funded by cash on the balance sheet.

(5)
Other Expenses for each Fund reflect fixed expenses for a trailing 12-month period excluding premiums paid on redemption of leverage and variable expenses assuming each Fund’s cpital structure and asset levels as of October 31, 2020.  Other Expenses for the Pro Forma Combined Fund (NDP into TTP) are projections for a 12-month period, assuming each Fund’s capital structure and asset levels as of October 31, 2020 and maturity of $3.9 million TTP Series F notes funded by cash on the balance sheet.

(6)
The table and example above present certain annual expenses stated as a percentage of net assets attributable to common shares.  This results in a higher percentage than the percentage attributable to annual expenses stated as a percentage of Managed Assets.  See “Compensation and Expenses” on page 22.

Comparison of the Funds

TTP and NDP are each Maryland corporations registered as non-diversified, closed-end management investment companies under the 1940 Act.  Each Fund (i) is managed by the Adviser and (ii) has an investment objective of providing a high level of total return with an emphasis on current distributions.  Each Fund is also taxed as a RIC.  See “Proposal 1: Merger – Comparison of the Funds” for a more detailed comparison of the Funds.

Further Information Regarding the Merger

The parties believe that the Merger will be characterized for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  If the Merger so qualifies, in general, stockholders of NDP will recognize no gain or loss upon the receipt of TTP’s stock in connection with the Merger.  Additionally, if the Merger so qualifies, NDP will recognize no gain or loss as a result of the transfer of all of their assets and liabilities in exchange for shares of TTP and neither TTP nor its stockholders will recognize any gain or loss in connection with the Merger.  If the Merger so qualifies, the aggregate tax basis of TTP Common Shares received by stockholders of NDP should be the same as the aggregate tax basis of the common shares of NDP surrendered in exchange therefore (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received).

The Board of Directors of NDP recommend that stockholders approve the Merger at the Meeting to be held on                , 2021.  Stockholder approval of the Merger requires the affirmative vote of the holders of a majority of the issued and outstanding NDP common stock.

Subject to the requisite approval of the stockholders of NDP with regard to the Merger and the requisite approval of the stockholders of TTP with regard to the Merger, including the issuance of additional TTP Common Shares in connection with the Merger, it is expected that the closing date of the Merger (the “Closing Date”) will be after the close of business on or about                , 2021, but it may be at a different time as described herein.

The Board of Directors of NDP unanimously recommends NDP stockholders vote “FOR” the Merger.

PROPOSAL 2:  MERGER AND ISSUANCE OF ADDITIONAL TTP COMMON SHARES

The Board of Directors of TTP, including the Independent Directors, has unanimously approved the Merger, including the issuance of additional TTP Common Shares in connection with the Merger, declared the Merger advisable and directed that the Merger be submitted to the TTP stockholders.

Maryland law requires the stockholders of TTP to approve the Merger and the rules of the NYSE require the stockholders of TTP to approve the issuance of additional TTP Common Shares in connection with the Merger.  In connection with the proposed Merger described under “Proposal 1: Merger,” TTP will issue additional TTP Common Shares and list such shares of common stock on the NYSE.  The Merger will result in no reduction of the NAV of the TTP Common Shares, immediately following the Merger, other than to reflect the costs of the Merger. No gain or loss is expected to be recognized by TTP or its stockholders in connection with the Merger. The Board of Directors of TTP, based upon its evaluation of all relevant information, anticipates that the Merger will benefit stockholders of TTP.  The Funds have the same investment objectives. Additionally, the Merger is expected to result in several benefits for stockholders in the Combined Fund, including (i) an expanded investment strategy to better capture opportunity around the global energy evolution, (ii) positive potential impact to support an increased distribution, (iii) the opportunity for improved trading relationship between net asset value and market price, (iv) operational cost savings through greater economies of scale and reduced management fees, (v) the opportunity for enhanced long-term market liquidity, (vi) greater financial flexibility through a larger balance sheet, (vii) access to more attractive leverage terms, and (viii) a waider range of leverage alternatives.

The Board of Directors of TTP recommends that stockholders of TTP approve the Merger, including the issuance of additional TTP Common Shares in connection with the Merger, at the Meeting to be held on                 , 2021. Stockholder approval of the Merger, including the issuance of additional TTP Common Shares, requires the affirmative vote of the holders of a majority of the issued and outstanding TTP common and preferred stock (voting as a class).  Subject to the requisite approval of the stockholders of TTP with regard to the Merger, including the issuance of additional TTP Common Shares, and the requisite approval the stockholders of NDP with regard to the Merger, it is expected that the Closing Date will be after the close of business on or about              , 2021, but it may be at a different time as described herein.  For additional information about the Merger, including a comparison of TTP and NDP, the reasons for the Merger and the U.S. Federal income tax consequences of the Merger, see “Proposal 1: Merger.”

The Board of Directors of TTP unanimously recommends TTP stockholders vote “FOR” the Merger, including the issuance of additional TTP Common Shares in connection therewith.

RISK FACTORS AND SPECIAL CONSIDERATIONS

You should carefully consider the following risks of the Combined Fund before voting.  References to “we” “us” or “our” below are references to the Combined Fund.

Risks Associated With an Investment in the Combined Fund

The Combined Fund will be a non-diversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

The following are the general risks of investing in our securities that affect our ability to achieve our investment objective. The risks below could lower the returns and distributions on common stock and reduce the amount of cash and net assets available to make distribution payments on preferred stock and interest payments on debt securities.

Capital Markets Volatility Risk. Our capital structure and performance may be adversely impacted by weakness in the credit markets and stock market if such weakness results in declines in the value of companies in which we invest. If the value of our investments decline or remain volatile, there is a risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of the companies in which we invest to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, energy infrastructure companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Rising interest rates could limit the capital appreciation of equity units of energy infrastructure companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for companies operating in this sector. A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities.

Concentration Risk. Our strategy of concentrating in energy infrastructure investments means that our performance will be closely tied to the performance of the energy infrastructure sector, which includes midstream, upstream and downstream energy industries. For further information about investments we may make in energy infrastructure companies, see “Investment Objective and Principal Investment Strategies - Energy Infrastructure Companies.” Our concentration in these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on us than on a fund that does not concentrate in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole. Risks inherent in the business of energy infrastructure companies include:

●
Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal, refined petroleum products or other energy commodities, or a decrease in the volume of such commodities available for transporting, storing, gathering, processing, distributing, exploring, developing, managing or producing may adversely impact the financial performance and profitability of energy infrastructure companies. Production declines and volume decreases could be caused by various factors, including depletion of resources, declines in estimates of proved reserves, labor difficulties, political events, OPEC actions, changes in commodity prices, declines in production from existing facilities, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, failure to obtain necessary permits, unscheduled outages, unanticipated expenses, inability to successfully carry out new construction or acquisitions, import supply disruption, increased competition from alternative energy sources or related commodity prices and other events. Alternatively, a sustained decline in or varying demand for such commodities could also adversely affect the financial performance of energy infrastructure companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices or weather.

●
Operating Risk. energy infrastructure companies are subject to many operating risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source, including the transportation of fuel; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy commodities; catastrophic and/or weather- related events such as fires, explosions, floods, earthquakes, hurricanes and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of a pipeline or other energy infrastructure company’s assets may prevent the company from performing under applicable sales agreements, which in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages. A company’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, a pipeline or other energy infrastructure company could be subject to additional costs and / or the write-off of its investment in the project or improvement. As a result of the above risks and other potential hazards associated with energy infrastructure companies, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the aforementioned risks or related regulatory and environmental risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of energy infrastructure companies.

●
Regulatory Risk. Energy infrastructure issuers are subject to regulation by various governmental authorities in various jurisdictions and may be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Regulation exists in multiple aspects of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which may increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Pipeline companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of a pipeline or other energy infrastructure company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners. Prices for certain electric power companies are regulated in the U.S. with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to attract growth capital and to provide appropriate services but do not provide any assurance as to achievement of earnings levels. We could become subject to the FERC’s jurisdiction if we are deemed to be a holding company of a public utility company or of a holding company of a public utility company, and we may be required to aggregate securities held by us or other funds and accounts managed by the Adviser and its affiliates, or be prohibited from buying certain securities or be forced to divest certain securities.

●
Environmental Risk. Energy infrastructure company activities are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, which could impose additional costs on the operation of power plants.  Energy infrastructure companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. Changes in, or new, environmental restrictions may force energy infrastructure companies to incur significant expenses or expenses that may exceed their estimates. There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations would not be materially and adversely affected by such expenditures or any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities in our portfolio could be adversely affected. In addition, a pipeline or other energy infrastructure company may be responsible for any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, regardless of when the liabilities arose and whether they are known or unknown.

●
Price Volatility Risk. The volatility of energy commodity prices can affect certain energy infrastructure companies due to the impact of prices on the volume of commodities transported, stored, gathered, processed, distributed, developed or produced. Most pipeline companies are not subject to direct commodity price exposure because they do not own the underlying energy commodity. Nonetheless, the price of a pipeline company security can be adversely affected by the perception that the performance of all such entities is directly tied to commodity prices. However, the operations, cash flows and financial performance of other energy infrastructure companies in which we will invest may be more directly affected by energy commodity prices, especially those energy companies owning the underlying energy commodity.

Commodity prices fluctuate for several reasons, including changes in global and domestic market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation, political instability, conservation efforts, and taxation and the availability of local, intrastate and interstate transportation systems.  Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility which may adversely impact other energy infrastructure companies in which we invest.

●
Terrorism Risk. Energy infrastructure companies, and the market for their securities, are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq and their aftermaths; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to energy infrastructure, production facilities, and transmission and distribution facilities, might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on companies in the energy infrastructure industry and markets. Such events may also adversely affect our business and financial condition.

●
Natural Disaster Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are inherent risks in infrastructure company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, Hurricane Sandy in 2012 and Hurricane Harvey in 2017, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of energy and could adversely impact the prices of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of energy infrastructure companies.

●
Climate Change Regulation Risk. Climate change regulation could result in increased operations and capital costs for the companies in which we invest. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which we invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which we invest.

Industry Specific Risk. Energy infrastructure companies are subject to specific risks, including:

●
Renewable and power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.

●
Because the Combined Fund will invest in renewable energy companies, the value of Combined Fund shares may be affected by events that adversely affect that industry, such as technology obsolescence, short product lifecycles, falling prices and profits, competition and general economic conditions, and may fluctuate more than that of a fund that does not concentrate in sustainable energy solutions companies.

●
Pipeline companies are subject to varying demand for crude oil, natural gas, NGLs or refined products in the markets served by the pipeline; changes in the availability of products for transporting, gathering, processing or sale due to natural declines in reserves and production in the supply areas serviced by the company’s facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Specifically, demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

●
Processing companies are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas, which curtails production due to lack of drilling activity and declines in the prices of NGL products and natural gas prices, resulting in lower processing margins.

●
Integrated energy companies are impacted by declines in the demand for and prices of natural gas, crude oil and refined petroleum products. Reductions in prices for natural gas and crude oil can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher. The operating margins and cash flows of integrated energy companies may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, change in the level and relationship in crude oil and refined petroleum product pricing, political instability, conservation efforts and governmental regulation. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and costs, and engineering and geological interpretations and judgments. Due to natural declines in reserves and production, exploitation and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions. Integrated energy companies are also subject to risks related to operations (such as fires and explosions) as well as the potential environmental and regulatory risks of such events, which may adversely impact their business and financial condition.

●
Renewable and power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Furthermore, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.

MLP Risks. An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.

Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of our investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by us generally would be taxed as dividend income. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares.

Equity Securities Risk. Equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment toward such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including size, earnings power, coverage ratio and characteristics and features of different classes of securities. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities we hold may experience sudden, unpredictable drops in value or long periods of decline in value. In addition, by writing covered call options, capital appreciation potential will be limited on a portion of our investment portfolio.

Foreign Securities Risk.  Investments in securities (including ADRs) of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. The Combined Fund may not be able to pass through to its shareholders any foreign income tax credits as a result of any foreign income taxes it pays. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Combined Fund’s assets held in foreign countries. Furthermore, foreign companies operate and serve customers in many parts of the world, and encounter a variety of political and legal risks unique to those jurisdictions. Local economic conditions may vary and may have a meaningful influence on the outcome of business activities. Some of these risks are impacted by regional inflation, economic cycles, currency volatility, sovereign debt markets, local economic environments, and regional trade patterns. There may be less publicly available information about a foreign company than there is regarding a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Combined Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Combined Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by foreign issuers can expect to have a higher expense ratio because of the increased transaction costs in foreign markets and the increased costs of maintaining the custody of such foreign securities. When investing in securities issued by foreign issuers, there is also the risk that the value of such an investment or the Fund’s income, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Combined Fund may, but does not currently intend to, hedge its exposure to foreign currencies.

Liquidity Risk. We may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair our ability to sell particular securities or close call option positions at an advantageous price or a timely manner. We may invest in mid-cap and small-cap companies, which may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies. Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies. Therefore, their securities may be more volatile and less liquid than the securities of larger, more established companies. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded (or over time experience decreased trading volume) may restrict our ability to take advantage of other market opportunities or to sell those securities. This also may affect adversely our ability to make required interest payments on our debt securities and distributions on any of our preferred stock, to redeem such securities, or to meet asset coverage requirements.

Non-Diversification Risk. We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to maintain our status as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Performance and Distribution Risk. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. We cannot assure you that you will receive distributions at a particular level or at all. Dividends and distributions on equity securities are not fixed but are declared at the discretion of the issuer’s board of directors. If stock market volatility declines, the level of premiums from writing covered call options will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from gains earned in respect of call option expiration or close out. The equity securities in which we invest may not appreciate or may decline in value. Net realized and unrealized gains on the securities investments will be determined primarily by the direction and movement of the applicable securities markets and our holdings. Any gains that we do realize on the disposition of any securities may not be sufficient to offset losses on other securities or option transactions. A significant decline in the value of the securities in which we invest may negatively impact our ability to pay distributions or cause you to lose all or a part of your investment.

In addition, the 1940 Act may limit our ability to make distributions in certain circumstances. Restrictions and provisions in any future credit facilities and our debt securities may also limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year both to reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our stockholders. See “Certain U.S. Federal Income Tax Considerations.”

Quarterly Results Risk. We could experience fluctuations in our operating results due to a number of factors, including the return on our investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses on our investments and written call options, the level of call premium we receive by writing covered calls, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Restricted Securities Risk. We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments in securities of listed companies. Restricted securities (including Rule 144A securities) are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity may create special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act.

Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Portfolio Turnover Risk. We may, but under normal market conditions do not intend to, engage in frequent and active trading of portfolio securities to achieve our investment objective. However, annual portfolio turnover as a result of our purchases and sales of equity securities and call options may exceed 100%, which is higher than many other investment companies and would involve greater trading costs to us and may result in greater realization of taxable capital gains.

Hedging and Derivatives Risk. In addition to writing call options as part of the investment strategy, we may invest in derivative instruments for hedging or risk management purposes. Our use of derivatives could enhance or decrease the cash available to us for payment of distributions or interest, as the case may be. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on our performance. Derivative transactions, including options on securities and securities indices and other transactions in which we may engage (such as forward currency transactions, futures contracts and options thereon, and total return swaps), may subject us to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between our securities holdings and indices upon which derivative transactions are based. We also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts we purchased. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances. In addition, if the counterparty to a derivative transaction defaults, we would not be able to use the anticipated net receipts under the derivative to offset our cost of financial leverage.

Interest rate transactions will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. To the extent there is a decline in interest rates, the value of certain derivatives could decline, and result in a decline in our net assets.

Tax Risk. We intend to elect to be treated, and to qualify each year, as a “regulated investment company” under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year we fail to qualify for the special federal income tax treatment afforded to regulated investment companies, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders) and our income available for distribution will be reduced. For additional information on the requirements imposed on RICs and the consequences of a failure to qualify, see “Certain U.S. Federal Income Tax Considerations” below.

Anti-Takeover Provisions Risks. Maryland law and our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. See “Certain Provisions in Our Charter and Bylaws.”

Below Investment Grade Securities Risk. Investing in below investment grade debt instruments (commonly referred to as “junk bonds”) involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required distribution or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.

Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on our NAV and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

Counterparty Risk. We may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by us. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances.

Management Risk. Our Adviser was formed in 2002 to provide portfolio management to institutional and high-net worth investors seeking professional management of their MLP investments. Our Adviser has been managing our portfolio since we began operations. As of November 30, 2020, our Adviser had client assets under management of approximately $6.6 billion. To the extent that the Adviser’s assets under management continue to grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Additional Risks to Common Stockholders of the Combined Fund

Leverage Risk.  Our use of leverage through the issuance of preferred stock (“Tortoise Preferred Shares”) and senior notes (“Tortoise Notes”) along with the issuance of any additional preferred stock or debt securities, and any additional borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) are or would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on the Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving the Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or distribution payments on our senior securities, and could reduce cash available for distributions on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we intend to redeem our senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing our portfolio in accordance with our investment objective and policies. See “Leverage - Use of Leverage.”

Market Impact Risk. The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock. An increase in the number of common shares available may put downward pressure on the market price for our common stock.

Dilution Risk. The voting power of current stockholders will be diluted to the extent that current stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk. Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternatives as a vehicle for investment in MLP securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount. The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our NAV as a result of investment activities. Our NAV will be reduced immediately following an offering of our common or preferred stock, due to the offering costs for such stock, which are borne entirely by us. Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our NAV immediately following an offering.

Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of our common stock depends upon whether the market value of the common shares at the time of sale is above or below the stockholder’s basis in such shares, taking into account transaction costs, and is not directly dependent upon our NAV. Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV, or at, below or above the public offering price for common stock.

Additional Risks to Senior Security Holders of the Combined Fund

Generally, an investment in preferred stock or debt securities (collectively, “senior securities”) is subject to the following risks:

Interest Rate Risk. Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Senior Leverage Risk. Preferred stock will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare distributions or other distributions with respect to any series of preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Tortoise Notes or any other borrowings.

Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem some senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions or interest payable to holders of preferred stock or interest payable to holders of debt securities declines.

Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

General Risks Associated with an Investment in a Closed-End Fund

Market Discount Risk. As with any shares, the price of the Combined Fund’s shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Common shares of closed-end management investment companies frequently trade at a discount from their NAV. Common shares of closed-end management investment companies like the Combined Fund that invest primarily in equity securities have during some periods traded at prices higher than their NAV and during other periods traded at prices lower than their NAV.  TTP and NDP have each historically traded at both a premium and discount to NAV.  The Combined Fund cannot assure you that its common shares will trade at a price higher than or equal to NAV. In addition to NAV, the market price of the Combined Fund’s common shares may be affected by such factors as distribution levels, which are in turn affected by expenses, distribution stability, liquidity, the market for equity securities of MLPs, and market supply and demand the Combined Fund’s shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Merger.

Investment Risk. An investment in the Combined Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. An investment in common shares represents an indirect investment in the securities owned by the Combined Fund. The value of these securities, like other market investments, may move up or down. The the Combined Fund common shares at any point in time may be worth less than their value at closing of the Merger.  In addition, if stockholders sell a substantial number of the Combined Fund common shares in the public market following the Merger, the market price of the Combined Fund ‘s common shares could decrease.

Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyber attacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.

Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Combined Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Combined Fund from executing advantageous investment decisions in a timely manner and negatively impact its ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Combined Fund.

PROPOSAL 1

MERGER

The Merger seeks to combine two similar and compatible Funds. Each Fund (i) is managed by the Adviser and (ii) has an investment objective of providing a high level of total return with an emphasis on current distributions.  Each Fund is also taxed as a RIC. This Merger will also permit the Combined Fund to pursue this investment objective and an expanded strategy in a larger fund that will give the portfolio exposure to what the Adviser believes are the best growth and value opportunities in renewables and midstream energy companies globally.

The Merger

The Board of Directors of NDP, including the Independent Directors of NDP, has unanimously approved the Merger, declared the Merger advisable and directed that the same be submitted to the NDP stockholders for consideration.  If the stockholders of NDP approve the Merger and the stockholders of TTP approve the Merger, including the issuance of additional TTP Common Shares (see “Proposal 2: Merger and Issuance of Additional TTP Common Shares in the Merger”), NDP will be merged with and into TTP in accordance with the Maryland General Corporation Law.  NDP’s assets and liabilities will be combined with the assets and liabilities of TTP and stockholders of NDP will become stockholders of TTP.  As a result of the Merger each share of common stock of NDP will convert into newly-issued TTP Common Shares.  The aggregate NAV of TTP Common Shares received by NDP common stockholders in the Merger will equal the aggregate NAV of NDP common stock held on the business day prior to closing of the Merger, less the costs of the Merger attributable to their common shares (although NDP common stockholders will receive cash in lieu of fractional TTP Common Shares).  NDP will cease its separate existence under Maryland law and terminate its registration under the Investment Company Act of 1940 (the “1940 Act”). TTP will continue to operate after the Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

If the Merger is not approved by stockholders of NDP, or if the Merger, including the issuance of TTP Common Shares is not approved by TTP’s stockholders, NDP and TTP will continue to each operate as a standalone Maryland corporation advised by the Adviser and will each continue its investment activities in the normal course.

REASONS FOR THE MERGER

The Board of Directors of each Fund believes that the Merger will benefit stockholders of the Funds, based on a number of factors. The factors considered by the Board of Directors of each Fund with regard to the Merger include, but are not limited to, the following:

●	Each Fund has an investment objective of providing stockholders a high level of total return with an emphasis on current distributions.

The Merger will permit the Combined Fund to pursue its same investment objective with an expanded investment strategy.  We will seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of energy infrastructure companies. Under normal circumstances, we intend to invest at least 80% of total assets (including assets obtained through leverage) in equity securities of energy infrastructure companies. We consider a company to be an energy infrastructure company if at least 50% of its assets, revenues or cash flows are derived from energy infrastructure operations or ownership.  Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Adviser will add additional renewable and power infrastructure companies to the investment strategy, representing approximately 45% of the portfolio initially, and we expect that to grow over time. Renewable and power infrastructure companies use asset systems to provide electric power generation (including renewable energy), transmission and distribution. The Adviser will also expand its investment universe capturing opportunities from securities that trade on exchanges outside of North America. Under normal circumstances, the Adviser plans to invest at least 10% of the portfolio in securities that trade on non-North American (U.S., Canada, and Mexico) stock exchanges.

●	The Combined Fund’s expanded investment strategy will better capture the opportunity around the global energy evolution.

We expect energy demand growth to continue as the population grows and emerging market countries use more energy per capita. We believe this demand will increasingly be met by electricity versus fossil fuel growth. This strategy will better capture the investment opportunity of increased energy demand being met by an increased electricity supply.

●	The expectation of a positive impact to distributions.

We expect that the Combined Fund will have a similar distribution policy as the standalone Funds currently have, with no adverse impact expected to the payment of quarterly distributions to the Combined Fund’s common stockholders. Additionally, we believe that there is potential for aggregate distribution growth going forward. Assuming the Merger is completed as proposed, the Adviser intends to recommend that the Board of Directors of the Combined Fund approve a distribution of not less than $0.1925 per TTP Common Share ($0.77 annualized) beginning the fiscal 2nd quarter of 2021, based on the Combined Fund’s expected distributions from investments, the lower anticipated operating expenses per share, and the expected costs of leverage.  This would represent a 20.3% increase from TTP’s current quarterly distribution of $0.16 per share.

●	The opportunity for an improved trading relationship between NAV and market price.

Our research suggests that funds with more exposure to global utilities and infrastructure, which we define as renewable and power infrastructure, tend to trade closer to NAV.

●	The expectation of cost savings through the reduction of duplicative fixed expenses, a reduction in variable expenses and a lower effective management fee.

It is estimated that the Combined Fund will see an aggregate cost savings of approximately $400,000 annually through operating cost savings and greater economies of scale. Each Fund incurs both fixed expenses (e.g., board fees, printing fees, legal and auditing services) and variable expenses (e.g., administrative, fund accounting and custodial services). Many of these fixed expenses are duplicative and there will also be an opportunity to reduce variable expenses over time in a Combined Fund by taking advantage of lower fees associated with higher asset levels and greater combined economies of scale.

Effective at the time of the Merger, the Combined Fund will implement a reduced management fee for the Combined Fund. Currently, TTP and NDP each have an annual management fee of 1.10%, respectively based on each Fund’s average monthly Managed Assets. Upon completion of the Merger, the Adviser has agreed to a reduced management fee of 1.00% of Managed Assets from the current rate of 1.10% for the Combined Fund.

●	The Merger may create the opportunity for enhanced market liquidity over the long-term.

Following the Merger, a larger market capitalization of the Combined Fund may provide an opportunity for enhanced market liquidity over the long-term. Greater market liquidity may lead to a narrowing of bid-ask spreads and reduce price movements on a trade-to-trade basis. As of November 30, 2020 , TTP’s and NDP’s market capitalization was approximately $36.5 million and $23.3 million, respectively. If the Merger closed on November 30, 2020, all else being equal, the aggregate market capitalization of the Combined Fund would be approximately $59.8 million, a market capitalization significantly larger than that of both Funds prior to the Merger.

●	The larger asset base of the Combined Fund may provide greater financial flexibility.

As of November 30, 2020, TTP and NDP had total leverage outstanding of $20.6 million and $5.0 million, respectively, representing 29.5% and 14.1% of total assets, respectively. If the Merger had closed on November 30, 2020, all else being equal, the total leverage of the Combined Fund would have been $25.7 million, representing 28.3% of total assets. The larger asset base of the Combined Fund may provide (i) greater financial flexibility through a larger balance sheet, (ii) access to more attractive leverage terms and (iii) a wider range of leverage alternatives.

●	No gain or loss is expected to be recognized by stockholders of the Funds for U.S. federal income tax purposes as a result of the Merger.

The Merger is intended to qualify as tax-free for federal income tax purposes. Stockholders of TTP and NDP are not expected to recognize any gain or loss for federal income tax purposes as a result of the Merger (except with respect to cash received in lieu of fractional TTP Common Shares). See “Material U.S. Federal Income Tax Consequences of the Merger.”

●
The expectation that NDP stockholders should carry over to TTP the same aggregate tax basis (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received) if the Merger is treated as tax-free as intended.

Based on the intended tax treatment of the Merger, the aggregate tax basis of TTP Common Shares received by a stockholder of NDP should be the same as the aggregate tax basis of the common shares of NDP surrendered in exchange therefore (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received). See “Material U.S. Federal Income Tax Consequences of the Merger.”

●	The exchange will take place at the Funds’ relative net asset values.

The aggregate net asset value of the TTP shares that NDP stockholders will receive in the Merger is expected to equal the aggregate net asset value that NDP stockholders owned immediately prior to the Merger. No fractional common shares of TTP will be issued to stockholders in connection with the Merger, and NDP stockholders will receive cash in lieu of such fractional shares.

●	Stockholder rights are expected to be preserved.

Each of the Funds involved in the Merger is organized as Maryland corporations. Common stockholders of each of TTP and NDP have substantially similar voting rights as well as rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion, or exchange rights.

●	The Adviser is expected to continue to manage the Combined Fund.

The Funds will retain consistency of management. Stockholders of the Combined Fund may benefit from the continuing experience and expertise of the Adviser and its commitment to the investment style and strategies to be used in managing the assets of the Combined Fund.

●	The relative performance history of each Fund.

As part of the consideration for the Merger, the Board of Directors of each Fund reviewed and evaluated the relative performance history of each Fund over different time periods compared to each other as well as other comparable Funds.

Considering the reasons outlined above and other reasons, the Board of Directors of each Fund unanimously concluded that consummation of the Merger is advisable and in the best interests of each Fund and its stockholders. The approval determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

INVESTMENT OBJECTIVES AND POLICIES OF THE COMBINED FUND

Investment Objective

The Combined Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of its investment objective, total return includes capital appreciation of its common stock, and all distributions received from the Combined Fund, regardless of the tax character of the distributions.  The Combined Fund cannot guarantee that it will achieve its investment objective.  The Merger will permit the Combined Fund to pursue its same investment objective with an expanded investment strategy. For a comparison of the Funds, see “Proposal 1: Merger – Comparison of the Funds.”  References to “we” “us” or “our” below are references to the Combined Fund.

Energy Infrastructure Industry

We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of energy infrastructure companies. Under normal circumstances, we intend to invest at least 80% of total assets (including assets obtained through leverage) in equity securities of energy infrastructure companies. We consider a company to be an energy infrastructure company if at least 50% of its assets, revenues or cash flows are derived from energy infrastructure operations or ownership.  Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Adviser will add additional renewable and power infrastructure companies to the investment strategy, representing approximately 45% of the portfolio initially, and we expect that to grow over time. Renewable and power infrastructure companies use asset systems to provide electric power generation (including renewable energy), transmission and distribution. The Adviser will also expand its investment universe capturing opportunities from securities that trade on exchanges outside of North America. Under normal circumstances, the Adviser plans to invest at least 10% of the portfolio in securities that trade on non-North American (U.S., Canada, and Mexico) stock exchanges.

We may invest up to 25% of our total assets in securities of MLPs. We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments in securities of listed companies.

The Combined Fund also may invest in other securities, consistent with our investment objective and fundamental and nonfundamental policies.

We may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as partnerships or corporations to the extent consistent with our investment objective. We also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

Investment Process

Under normal circumstances, we invest at least 80% of our total assets (including assets obtained through leverage) in securities of energy infrastructure companies. The Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Adviser’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although the Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by the Adviser’s in-house investment analysts. To determine whether a company meets its criteria, the Adviser generally will look for a strong record of dividend growth, an appropriate level of leverage, and a healthy payout ratio with respect to dividends, along with a management team that has a proven track record.

Investment Policies

We seek to achieve our investment objective by investing primarily in securities that the Adviser believes offer attractive distribution rates and capital appreciation potential. We also may invest in other securities set forth below if the Adviser expects to achieve our objective with such investments.

The following are our fundamental investment limitations set forth in their entirety. We may not:

●	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●
make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●
concentrate (invest 25% or more of total assets) our investments in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy infrastructure sector;

●
underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in our portfolio;

●
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

●
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

Our policy of investing at least 80% of our total assets (including assets obtained through leverage) in securities of energy infrastructure companies is nonfundamental and may be changed by the Board of Directors without stockholder approval, provided that stockholders receive at least 60 days’ prior written notice of any change.

We have adopted the following additional nonfundamental policies:

●
Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of energy infrastructure companies which includes midstream energy infrastructure and renewable and power infrastructure companies;

●	We may invest up to 50% of our Total Assets in securities issued by non-U.S. issuers (including Canadian issuers);

●
We may invest up to 30% of our Total Assets in restricted securities that are ineligible for resale under Rule 144A under the 1933 Act, all of which may be illiquid securities, primarily through direct investments in securities of listed companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, and (iii) unregistered securities of public companies that become freely tradable with the passage of time;

●	We will not invest in privately held companies;

●	We may invest up to 20% of our Total Assets in debt securities, including those rated below investment grade, commonly referred to as “junk bonds”;

●	We will not invest more than 10% of our Total Assets in any single issuer; and

●	We will not engage in short sales.

Unless otherwise stated, these investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

As used in the bullets above, the term “total assets” includes assets to be obtained through anticipated leverage for the purpose of each nonfundamental investment policy. During the period in which we are investing the net proceeds of an offering, we may deviate from our investment policies with respect to the net proceeds of the offering by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities. Equity investments generally represent an equity ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer’s bankruptcy. An adverse event, such as unfavorable earnings report, may depress the value of a particular equity investment that we hold. In addition, prices of equity investments are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of equity investments we own. Equity investment prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital. We currently expect that such equity investments will include the following:

Common Stock. Common stock represents an ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but we do not generally expect to have voting control in any of the companies in which we invest.

Common Units of MLPs. As a RIC, we may invest no more than 25% of our total assets in securities of MLPs. An MLP is a publicly traded company organized as a limited partnership or LLC and treated as a partnership for federal income tax purposes. MLP common units represent an equity ownership interest in a partnership and provide limited voting rights. MLP common unit holders have a limited role in the partnership’s operations and management. Some energy infrastructure companies in which we may invest have been organized as LLCs, which are treated in the same manner as MLPs for federal income tax purposes. Common units of an LLC represent an equity ownership in an LLC. Interests in common units of an MLP or LLC entitle the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike MLPs, LLC common unit holders typically have voting rights.

Equity Securities of MLP Affiliates. In addition to securities of MLPs, we may also invest in equity securities issued by MLP affiliates, such as MLP I-Shares and common shares of corporations that own MLP general partner interests. I-Shares represent an indirect ownership interest in MLP common units issued by an MLP affiliate, which is typically a publicly traded LLC. The I-Share issuer’s assets consist exclusively of I-units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are corporations and not partnerships for tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Because the issuers of MLP I-Shares are not partnerships for tax purposes, MLP I-Shares are not subject to the 25% limitation regarding investments in MLPs and other entities treated as qualified publicly traded partnerships. MLP affiliates also include the publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP.

Other Equity Securities. We may also invest in all types of publicly traded equity securities, including but not limited to, preferred equity, convertible securities, depository receipts, limited partner interests, rights and warrants of underlying equity securities, exchange traded funds, limited liability companies and REITs.

Non-U.S. Securities. We may invest up to 50% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers). These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.

Restricted Securities. We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments in securities of listed companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, and (iii) unregistered securities of public companies that become freely tradable with the passage of time. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct investments because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities.

Restricted securities obtained by means of direct investments are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act.

Debt Securities. We may invest up to 20% of our total assets in debt securities, including securities rated below investment grade, commonly referred to as “junk bonds.” Our debt securities may have fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred and payment in kind features, and may include securities that are or are not exchange traded. To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of us and our stockholders.

Temporary Investments and Defensive Investments. Pending investment of offering or leverage proceeds, we may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. We may invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on pipeline and other energy infrastructure companies or yields on lower rated fixed income securities. To the extent we invest in these securities for defensive purposes, we may not achieve our investment objective.

A more detailed description of the Combined Fund’s investment policies and restrictions and more detailed information about the Combined Fund’s portfolio investments are contained in the Merger Statement of Additional Information.

COMPARISON OF THE FUNDS

Each Fund, including the Combined Fund following the Merger, (i) is a Maryland corporation registered as non-diversified, closed-end management investment company under the 1940 Act, (ii) is managed by the Adviser, (iii) pays a similar investment advisory fee, (iv) has an investment objective of providing a high level of total return with an emphasis on current distributions, (v) seeks to achieve that objective by investing primarily in energy investments, (vi) has nearly identical fundamental investment policies and similar nonfundamental investment policies and (vii) is taxed as a RIC.  The Funds differ in the types of leverage they have outstanding.  The table below provides a more detailed comparison of the Funds.

	TTP	NDP	Combined Fund

Organization	Each Fund is a Maryland corporation registered as a non-diversified, closed-end management investment company under the 1940 Act.

Fiscal Year End Date	November 30 for each Fund

Investment Adviser	Tortoise Capital Advisors, L.L.C is the investment adviser for each Fund.

Investment Advisory Fee Structure	Each Fund pays the Adviser a fee equal on an annual basis to 1.10% of such Fund’s average monthly Managed Assets.		The Combined Fund will pay the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 1.00% of the Combined Fund’s average monthly Managed Assets.

Net Assets as of October 31, 2020	$39.8 million	$24.9 million	$64.6 million (pro forma)

Listing of Common Shares	NYSE under the symbol “TTP”	NYSE under the symbol “NDP”	NYSE under the symbol “TTP”

Investment Objective	A high level of total return with an emphasis on current distributions paid to stockholders.

Fundamental Investment Policies	Each of the Funds has identical fundamental investment policies. “See “Proposal 1: Merger—Investment Objective and Policies of the Combined Fund.”

Nonfundamental Investment Policies
Under normal circumstances, TTP will invest at least 80% of its total assets (including assets obtained through leverage) in equity securities and pipeline and other energy infrastructure companies. TTP may not (i) under normal circumstances, invest less than 80% of its total assets in equity securities issued pipeline and other energy infrastructure companies, (ii) invest more than 30% of its total assets in non-U.S. issuers, (iii) invest more than 20% of its total assets in debt securities; (iv) invest more than 10% of its total assets in any single issuer or (v) engage in short sales.

Under normal circumstances, NDP will invest at least 80% of its total assets in equity securities of North American energy companies. NDP may not (i) under normal circumstances, invest less than 70% of its total assets in equity securities issued of upstream energy companies, (ii) invest more than 35% of its total assets in non-U.S. issuers, (iii) invest more than 20% of its total assets in debt securities; (iv) invest more than 10% of its total assets in any single issuer or (v) engage in short sales.

Under normal circumstances, the Combined Fund will invest at least 80% of its total assets (including assets obtained through leverage) in equity securities of energy infrastructure companies, including renewable and power infrastructure companies. The Combined Fund may not (i) under normal circumstances, invest less than 80% of its total assets in equity securities issued by energy infrastructure companies, (ii) invest more than 50% of its total assets in non-U.S. issuers, (iii) invest more than 20% of its total assets in debt securities; (iv) invest more than 10% of its total assets in any single issuer or (v) engage in short sales.

Tax Treatment	Each Fund is taxed as a regulated investment company.

Leverage	Each Fund may borrow money, issue preferred stock or issue other senior securities to the extent permitted by the 1940 Act

TTP has $6.1 million of Mandatory Redeemable Preferred Stock and $18.4 million of senior notes outstanding, and has entered into a $20.0 million 364 day evergreen credit facility.  As of October 31, 2020, TTP had no balance outstanding under the credit facility.

NDP has no preferred stock or senior notes outstanding and has entered into a $12.0 million 179 day evergreen credit facility.  As of October 31, 2020, NDP had $5.0 million outstanding under the credit facility.

The Combined Fund will have the same preferred stock and senior notes outstanding as TTP.  Any outstanding balance on the NDP credit facility will be moved to the TTP credit facility on completion of the Merger.

MANAGEMENT OF THE FUNDS

Directors and Officers

Each Fund’s business and affairs are managed under the direction of its Board of Directors. Accordingly, each Fund’s Board of Directors provides broad supervision over its affairs, including supervision of the duties performed by the Adviser.  Each Fund’s officers are responsible for its day-to-day operations. The names, ages and addresses of each of the Fund’s directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth in the Merger Statement of Additional Information. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 5100 W. 115th Place, Leawood, Kansas 66211. Each Fund’s Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

Investment Adviser

Pursuant to investment advisory agreements, the Adviser provides each Fund with investment research and advice and furnishes it with an investment program consistent with its investment objective and policies, subject to the supervision of its Board of Directors.  The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to each Fund’s securities transactions and reports to its Board of Directors on its investments and performance.

The Adviser is located at 5100 W. 115th Place, Leawood, Kansas 66211.  The Adviser specializes in managing portfolios of investments in MLPs and other energy companies.  The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments.  As of November 30, 2020, the Adviser had approximately $6.6 billion of client assets under management. The Adviser’s Investment Committee is comprised of [___] seasoned portfolio managers.

As of [_________], 2020, our Adviser had [___] employees, including the [__] members of the investment committee of the Adviser.

The Merger Statement of Additional Information provides additional information about the compensation structure of, the other accounts managed by, and the ownership of TTP’s securities by the portfolio managers listed above.

Compensation and Expenses

Tortoise Pipeline & Energy Fund, Inc.  Under its advisory agreement, TTP pays the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 1.10% of its average monthly Managed Assets. Managed Assets means the total assets of the Fund (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than debt entered into for the purpose of leverage and the aggregate liquidation preference of any outstanding preferred stock. Because the management fees paid to the Adviser are based upon a percentage of our Managed Assets, fees paid to the Adviser will be higher if we are leveraged; thus, the Adviser will have an incentive to use leverage. The Adviser intends to use leverage only when it believes it will serve the best interests of our stockholders. TTP’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the sum of the daily Managed Assets for the month divided by the number of days in the month. The fees are payable for each calendar quarter within five days after the end of that quarter.

The advisory agreement has a term ending on December 31, 2021 and may be continued from year to year thereafter as provided in the 1940 Act.  The continuation of the advisory agreement was most recently approved by the Board of Directors in November 2020.  A discussion regarding the basis of the Board of Directors’ decision to approve the continuation of the advisory agreement will be available in TTP’s Annual Report to stockholders for the fiscal year ended November 30, 2020.

Tortoise Energy Independence Fund, Inc.  Under its advisory agreement, NDP pays the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 1.10% of its average monthly Managed Assets. Managed Assets means the total assets of the Fund (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than debt entered into for the purpose of leverage and the aggregate liquidation preference of any outstanding preferred stock. Because the management fees paid to the Adviser are based upon a percentage of our Managed Assets, fees paid to the Adviser will be higher if we are leveraged; thus, the Adviser will have an incentive to use leverage. The Adviser intends to use leverage only when it believes it will serve the best interests of our stockholders. NDP’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the sum of the daily Managed Assets for the month divided by the number of days in the month. The fees are payable for each calendar quarter within five days after the end of that quarter.

The advisory agreement has a term ending on December 31, 2021 and may be continued from year to year thereafter as provided in the 1940 Act.  The continuation of the advisory agreement was most recently approved by the Board of Directors in November 2020.  A discussion regarding the basis of the Board of Directors’ decision to approve the continuation of the advisory agreement will be available in NDP’s Annual Report to stockholders for the fiscal year ended November 30, 2020.

Combined Fund.  The Combined Fund will pay the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 1.00% of the Combined Fund’s average monthly Managed Assets.

The table and example presented below contain information about the change in operating expenses expected as a result of the Merger as a percentage of Managed Assets as of October 31, 2020.  Managed Assets means the total assets (including any assets attributable to leverage) minus accrued liabilities other than (1) debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares.  The annual operating expenses for each Fund reflect fixed expenses for a trailing 12-month period and variable expenses assuming each Fund’s capital structure and asset levels as of October 31, 2020.  The annual operating expenses for the Pro Forma Combined Fund (NDP into TTP) are projections for a 12-month period, assuming each Fund’s capital structure and asset levels as of October 31, 2020.  These projections for the Pro Forma Combined Fund (NDP into TTP) include the change in operating expenses expected as a result of the Merger, assuming each Fund’s capital structure and asset levels as of October 31, 2020 and maturity of $3.9 million TTP Series F notes funded by cash on the balance sheet.

Annual Expenses (as a percentage of Managed Assets as of October 31, 2020)	TTP	NDP	Pro Forma Combined Fund (NDP into TTP)(a)

Investment Management Fees	1.10%	1.10%	1.00%
Other Operating Expenses(b)	1.03%	1.38%	0.51%
Total Annual Operating Expenses	2.13%	2.48%	1.51%
Leverage Expenses(c)	1.83%	0.20%	1.24%
Total Annual Expenses	3.96%	2.68%	2.75%

Example:

The following example is intended to help you compare the costs of investing in TTP pro forma after the Merger with the costs of investing in TTP and NDP without the Merger. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of managed assets attributable to shares of common stock) set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
TTP	$40	$121	$203	$417
NDP	$27	$83	$142	$301
Pro Forma Combined Fund (NDP into TTP) (d)	$28	$85	$145	$307

(a)	The pro forma annual operating expenses are projections for a 12-month period and do not include expenses to be borne by the Funds in connection with the Merger.

(b)
Other Expenses for each Fund reflect fixed expenses for a trailing 12-month period excluding premiums paid on redemption of leverage and variable expenses assuming each Fund’s cpital structure and asset levels as of October 31, 2020.  Other Expenses for the Pro Forma Combined Fund (NDP into TTP) are projections for a 12-month period, assuming each Fund’s capital structure and asset levels as of October 31, 2020 and maturity of $3.9 million TTP Series F notes funded by cash on the balance sheet.

(c)
Leverage Costs in the table reflect the interest payable on outstanding senior notes, unsecured credit facilities and secured margin borrowing facility at borrowing rates as of October 31, 2020 expressed as a percentage of net assets as of October 31, 2020.  The Pro Forma Combined Fund (NDP into TTP) Leverage Costs assumes the termination of NDP’s margin borrowing facility and subsequent increase in the unsecured credit facility of TTP to absorb the amount outstanding on the NDP margin borrowing facility at November 30, 2020 and maturity of $3.9 million TTP Series F notes funded by cash on the balance sheet.

(d)
These figures assume that the Merger had taken place on October 31, 2020. These figures also assume a change in the management fees paid to the Adviser effective at the time of the Merger from 1.10% to 1.00%.  These figures also reflect the anticipated reduction in other operating expenses due to elimination of certain duplicative expenses as a result of the Merger.

The Funds bear all expenses not specifically assumed by the Adviser incurred in their operations and will bear the expenses related to all future offerings. Expenses the Funds bear generally include, but are not limited to, the following: (1) expenses of maintaining and continuing their existence and related overhead, including, to the extent services are provided by personnel of their Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) their registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on their behalf; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing their shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of their interests, including expenses of conducting tender offers for the purpose of repurchasing common stock; (8) expenses of registering and qualifying them and their shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to them (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs); (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to them; (15) compensation and expenses of their directors who are not members of the Adviser’s organization; (16) pricing and valuation services employed by them; (17) all expenses incurred in connection with leveraging of their assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock; (18) all expenses incurred in connection with offerings of their common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and their obligation to indemnify their directors, officers and stockholders with respect thereto.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Adviser.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Provider
Investment Adviser	Each Fund: Tortoise Capital Advisors, L.L.C.

Custodian	Each Fund: U.S. Bank, N.A.

Transfer Agent, Dividend Disbursing and Reinvestment Agent	Each Fund: Computershare Trust Company, N.A.

Administrator	Each Fund: U.S. Bancorp Fund Services, LLC

Fund Accounting	Each Fund: U.S. Bancorp Fund Services, LLC

Independent Registered Public Accounting Firm	Each Fund: Ernst & Young LLP

Fund Counsel	Each Fund: Husch Blackwell LLP

CAPITALIZATION

The table below sets forth the capitalization of TTP and NDP as of October 31, 2020, and the pro forma capitalization as if the Merger had occurred on that date.

	TTP	NDP	Pro Forma (NDP into TTP)
	(Unaudited)	(Unaudited)	(Unaudited)
Short-term debt:
Revolving credit facility(1)	$-	$5,000,000	$5,125,000

Long-term debt:
Senior Notes(2)(3)	18,400,000	-	14,457,143

Preferred Stock:
Mandatory Redeemable Preferred Shares (3)	6,100,000	-	6,100,000

Net Assets Applicable to Common Stockholders Consist of
Capital Stock, $0.001 par value per share (3)	2,439	1,846	3,964	(3)
Additional paid-in capital	186,927,147	221,128,808	407,930,955	(3)
Total distributable losses	(147,134,898)	(196,248,670)	(343,383,568)
Net assets applicable to common stockholders	$39,794,688	$24,881,984	$64,551,351

(1) As of October 31, 2020, TTP had unsecured revolving credit facility and NDP had a secured revolving credit facility.  The Pro Forma Combined Fund (NDP into TTP) assumes the termination of NDP’s credit facility and subsequent increase in the credit facility of TTP to absorb the amount outstanding on the NDP margin borrowing facility at October 31, 2020.

(2) Pro Forma Combined Fund (NDP into TTP) reflects the maturity of $3.9 million TTP Series F notes funded by cash on the balance sheet.

(3) None of these outstanding shares/notes are held by us or for our account.

(4) Reflects the capitalization adjustments giving the effect of the transfer of shares of TTP which NDP stockholders will receive as if the Mergers had taken place on October 31, 2020.  The expenses related to a resulting merger of TTP and NDP are estimated to be $76,911 for TTP and $48,089 for NDP, for a total of $125,000.  The foregoing should not be relied upon to reflect the number of shares of TTP that will actually be received on or after such date.

OUTSTANDING SECURITIES OF THE FUNDS

The tables below set forth the outstanding securities of TTP and NDP as of November 30, 2020.

Issuer - Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding
TTP – Preferred Stock (1)	$6,100,000	0	$6,100,000
TTP – Common Stock	$100,000,000	0	$2,413,767
TTP – Notes: Series D(2)	$16,000,000	0	$10,514,286
Series H(3)	$6,000,000	0	$3,942,857
NDP – Common Stock	$100,000,000	0	$1,845,997

(1)
The TTP preferred stock consists of Series B Mandatory Redeemable Preferred (“MRP”) Shares which have a mandatory redemption date of December 13, 2024 and pay distributions at an annual rate of 6.57%.  Each share has a liquidation preference of $25.00.

(2)	The TTP Series D notes mature December 15, 2021 and bear a fixed interest rate of 4.08%.

(3)	The TTP Series H notes mature December 13, 2024 and bear a fixed interest rate of 3.97%.

AUTOMATIC DIVIDEND REINVESTMENT PLAN
General

All references to “we” “us” or “our” below are references to TTP.  Our Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”) allows participating common stockholders to reinvest distributions in additional shares of our common stock and allows participants to purchase additional shares of our common stock through additional optional cash investments in amounts from a minimum of $100 to a maximum of $5,000 per month. Shares of common stock will be issued by us under the Plan when our common stock is trading at a premium to NAV. If our common stock is trading at a discount to NAV, shares distributed under the Plan will be purchased on the open market at market price. Shares of common stock issued directly from us under the Plan will be acquired at the greater of (1) NAV at the close of business on the payment date of the distribution or on the day preceding the relevant cash purchase investment date or (2) 95% of the market price per common share on the distribution payment date or on the day preceding the relevant cash purchase investment date. See below for more details about the Plan.

Automatic Dividend Reinvestment

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Plan, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, N.A. (the “Plan Agent”), in additional shares of our common stock (unless a stockholder is ineligible or elects otherwise). Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions in cash by sending written, telephone or Internet instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution.

Whenever we declare a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the amount set forth below in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional common stock directly from us (“Additional Common Stock”) or (ii) by purchase of outstanding common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the NAV per share of our common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Stock from us for each participant’s account. The number of shares of Additional Common Stock to be credited to the participant’s account will be determined by dividing the dollar amount of the distribution by the greater of (i) the NAV per share of common stock on the payment date, or (ii) 95% of the market price per share of common stock on the payment date.

If, on the payment date, the NAV per share of common stock exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than thirty (30) days following the payment date. We expect to declare and pay quarterly distributions. The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock allocable to each participant.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants, and then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There are no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain Federal Income Tax Matters.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of our shares of common stock is higher than the NAV, participants in the Plan will receive shares of our common stock at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants will receive distributions of shares of common stock with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because we do not redeem our common stock, the price on resale may be more or less than the NAV. See “Certain Federal Income Tax Matters” for a discussion of the federal income tax consequences of the Plan.

General

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then current market value of common stock to be delivered to him or her. If preferred, a participant may request the sale of all of the common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 transaction fee plus a $0.05 fee per share for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or by us at any time. Any such amendments to the Plan may be made by mailing to each participant appropriate written notice at least 30 days prior to the effective date of the amendment, except, when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, such prior notice does not apply. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to our prior written approval of the successor Plan Agent.

All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170.

GOVERNING LAW

Each Fund is organized as a corporation under the laws of the State of Maryland. TTP was organized on July 19, 2011 and commenced operations in October 2011.  NDP was organized on April 11, 2012 and commenced operations in July 2012.

Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act.

DESCRIPTION OF SECURITIES

The information contained in this section is only a summary and is subject to the provisions contained in the Charter and Bylaws of each Fund and the laws of the State of Maryland.  The information contained in this section describes the common and preferred stock of TTP to be issued in the Merger and also describes debt securities TTP may issue in the future.  The description of TTP’s common stock generally also describes the outstanding common stock of NDP.  All references to “we” “us” or “our” below are references to TTP.

Common Stock

General.  Our Charter authorizes us to issue up to 100,000,000 shares of common stock, $0.001 par value per share. The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Additionally, the Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for our debts or obligations.

All common stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All shares of common stock have equal distribution, liquidation and other rights.

Distributions.  We expect to pay quarterly cash distributions to our common stockholders. We expect that the source of the cash payments will constitute investment company taxable income, as well as long-term capital gains or return of capital from such investments. Investment company taxable income includes, among other items, dividends, operational income from MLPs, interest and net short-term capital gains, less expenses. Long-term capital gains reflect the realized market price received in the sale of an investment security in excess of its cost basis, less net capital losses, including any capital loss carryforwards. Since, as a RIC, we may invest up to 25% of our total assets in MLPs, a portion of distributions received from our investments may be sourced as return of capital. This may be due to a variety of factors, including that the MLP may have significant non-cash deductions, such as accelerated depreciation. However, since we may only invest up to 25% of our Total Assets in MLPs, our Adviser does not anticipate a significant portion of our distributions to stockholders will be characterized as return of capital; rather, it expects the significant sources of such distributions to be investment company taxable income and net capital gain. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. It is expected that we will declare and pay a distribution to holders of common stock at the end of each fiscal quarter. There is no assurance that we will continue to make regular distributions.

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in the Plan, distributions will be automatically reinvested in additional common stock under the Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. The federal income tax treatment of distributions is the same whether they are reinvested in our shares or received in cash. See “Automatic Dividend Reinvestment Plan.”

The yield on our common stock will likely vary from period to period depending on factors including the following:

●	market conditions;

●	the timing of our investments in portfolio securities;

●	the securities comprising our portfolio;

●	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

●	the amount and timing of the use of borrowings and other leverage by us;

●	the effects of leverage on our common stock (discussed above under “Leverage”);

●	the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and

●	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yields on the common stock.

Limitations on Distributions. So long as shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated distributions on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

So long as senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions. See “Leverage.”

Liquidation Rights. Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of Tortoise Notes and Tortoise Preferred Shares.

Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of stock entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at a meeting of stockholders. The Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to the Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.  Limitations on Distributions. So long as shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated distributions on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

So long as senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions. See “Leverage.”

Liquidation Rights. Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of Tortoise Notes and Tortoise Preferred Shares.

Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of stock entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at a meeting of stockholders. The Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to the Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Market.  Our common stock trades on the NYSE under the ticker symbol “TTP.” Common stock issued pursuant to this Joint Proxy Statement/Prospectus will trade on the NYSE.

Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment and Cash Purchase Plan Agent.  Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170, serves as the transfer agent and the Automatic Dividend Reinvestment and Cash Purchase Plan agent and Computershare, Inc. serves as the dividend paying agent for our common stock.

CERTAIN PROVISIONS IN EACH FUND’S CHARTER AND BYLAWS

The following description of certain provisions of the Charter and Bylaws of each Fund is only a summary.  The Charter and Bylaws of each Fund include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Fund, causing it to engage in certain transactions or modifying its structure. Further, these provisions can have the effect of depriving stockholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of a Fund. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.

Classification of the Board of Directors; Election of Directors

The Charter of each Fund provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than the minimum number required by the Maryland General Corporation Law (“MGCL”), which is one. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to each Fund’s Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of the strategies and policies determined by the Board of Directors.

The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board of Directors, even though a change in control might be in the best interests of the stockholders.

Removal of Directors

The Charter of each Fund provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the exclusive power of the Board of Directors to fill vacant directorships, may preclude stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.  The Charter of each Fund generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.  The Charter of each Fund also provides that certain Charter amendments and any proposal for conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for liquidation or dissolution requires the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of a Fund’s continuing directors (in addition to the approval by the Fund’s Board of Directors otherwise required), such amendment or proposal may be approved by stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in each Fund’s Charter as the directors named in the Charter as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

The Charter and Bylaws of each Fund provide that its Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of its Bylaws.

Advance Notice of Director Nominations and New Business

The Bylaws of each Fund provide that, with respect to an annual meeting of stockholders, nominations of persons for election to its Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of its Board of Directors, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of its Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to a Fund’s Board of Directors at a special meeting may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of its Board of Directors, or (3) provided that its Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Control Share Acquisitions

Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, which is referred to as the Control Share Acquisition Act (the “Control Share Acquisition Act”). Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of shareholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a shareholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of stock. The SEC staff previously took the position that, if a closed-end fund failed to opt-out of the Control Share Acquisition Act, its actions would be inconsistent with Section 18(i) of the 1940 Act. However, the SEC recently withdrew its previous position, and stated that is would not recommend enforcement action against a closed-end fund that that opts in to being subject to the Control Share Acquisition Act if the closed-end fund acts with reasonable care on a basis consistent with other applicable duties and laws and the duty to the company and its shareholders generally. As such, we amended our bylaws effective October 26, 2020 to be subject to the Control Share Acquisition Act.

ADDITIONAL INFORMATION ABOUT SHARES OF COMMON STOCK OF THE FUNDS

Purchase and Sale

Investors typically purchase and sell shares of common stock of TTP through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors in TTP may purchase or sell shares of common stock through privately negotiated transactions with existing stockholders.  Shares of common stock of NDP are listed on the NYSE under the ticker symbols “NDP”.

Common Stock Price Data

The following table lists the high and low sales prices for the common stock of each Fund, as reported on the New York Stock Exchange, and the closing sales price as a percentage of NAV for its two previous fiscal years. On November 30, 2020, the closing sales price of each Fund’s common stock on the New York Stock Exchange was $15.15 per share for TTP and $12.63 per share for NDP.

		Sales Price(2)		High Sales	Low Sales
Quarter Ended	NAV(1)(2)	High	Low	Price to NAV(3)	Price to NAV(3)
Fiscal Year Ended November 30, 2019
First Quarter
TTP	$65.20	$63.32	$46.48	-2.9%	-28.7%
NDP	$60.56	$82.16	$50.32	35.7%	-16.9%
Second Quarter
TTP	$62.72	$62.20	$56.08	-0.8%	-10.6%
NDP	$47.52	$74.64	$59.20	57.1%	24.6%
Third Quarter
TTP	$57.28	$59.68	$47.48	4.2%	-17.1%
NDP	$35.36	$61.76	$29.44	74.7%	-16.7%
Fourth Quarter
TTP	$51.88	$54.56	$45.72	5.2%	-11.9%
NDP	$33.36	$37.20	$29.04	11.5%	-12.9%
Fiscal Year Ended November 30, 2020
First Quarter
TTP	$44.20	$54.16	$39.44	22.5%	-10.8%
NDP	$24.48	$35.76	$21.76	46.1%	-11.1%
Second Quarter
TTP	$20.26	$41.40	$8.40	104.3%	-58.5%
NDP	$16.02	$22.24	$6.88	38.8%	-57.1%
Third Quarter
TTP	$18.86	$19.86	$13.28	5.3%	-29.6%
NDP	$15.78	$14.93	$10.96	-5.4%	-30.5%
Fourth Quarter
TTP	$19.97	$16.01	$11.30	-19.8%	-43.4%
NDP	$16.42	$13.47	$9.63	-18.0%	-41.4%

(1)
NAV is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Historical per share information has been adjusted to reflect impact of 1 for 4 reverse stock split in TTP and 1 for 8 reverse stock split in NDP effected on May 1, 2020.

(3)	Calculated as the respective high or low sales price divided by NAV.

As of November 30, 2020, the NAV per share of common stock of TTP was $19.97 and the market price per share of common stock of TTP was $15.15, representing a discount to NAV of approximately 24.1%.  As of November 30, 2020, the NAV per share of common stock of NDP was $16.42 and the market price per share of common stock of NDP was $12.63, representing a discount to NAV of approximately 23.1%.

Shares of common stock each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether the Combined Fund will trade at a premium or discount to net asset value following the Merger, or what the extent of any such premium or discount may be.  See “Risk Factors and Special Considerations – General Risks Associated with an Investment in a Closed-End Fund – Market Discount Risk.”

Performance Information

The performance table below illustrates the past performance of an investment in each Fund by setting forth the average total returns for the Funds. A Fund’s past performance does not necessarily indicate how such Fund will perform in the future.

Average Annual Total Returns as of October 31, 2020

	Based on Net Asset Value					Based on Market Price
	1 Year	3 Years	5 Years	10 Years	Inception(a)	1 Year	3 Years	5 Years	10 Years	Inception(a)

TTP(b)	-68.09%	-34.58%	-22.20%	N/A	-11.16%	-74.87%	-40.53%	-25.77%	N/A	-15.14%
NDP(b)	-60.01%	-42.33%	-28.01%	N/A	-19.26%	-65.54%	-47.43%	-30.26%	N/A	-22.64%

(a)	TTP and NDP commenced investment operations on July 2011 and July 2012, respectively.
(b)
Total investment return is calculated assuming a purchase of common stock at NAV or the closing price at the beginning of the period reported and a sale at the ending NAV or closing price at October 31, 2020 (excluding broker commissions).  The calculation also assumes reinvestment of distributions at actual prices pursuant to each Fund’s dividend reinvestment plan.

INFORMATION ABOUT THE MERGER

Under the Merger Agreement, a form of which is attached as Appendix A hereto, NDP will be merged with and into TTP in accordance with the Maryland General Corporation Law.  NDP’s assets and liabilities will be combined with the assets and liabilities of TTP and stockholders of NDP will become stockholders of TTP.  As a result of the Merger, each share of common stock of NDP will convert into newly-issued TTP Common Shares.  The aggregate NAV of TTP Common Shares received by NDP common stockholders in the Merger will equal the aggregate NAV of common stock held by them on the business day prior to closing of the Merger, less the costs of the Merger attributable to their common shares (although common stockholders will receive cash in lieu of fractional TTP Common Shares).  NDP will cease their separate existence under Maryland law and terminate their registration under the 1940 Act. TTP will continue to operate after the Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The actual number of TTP Common Shares received by stockholders of NDP will be determined by dividing the NDP NAV per share, as applicable, as of the business day prior to the Merger by the TTP NAV per share as of the business day prior to the Merger (less in each case, the Merger costs for both Funds), rounded down in the event of fractional shares.  No fractional TTP Common Shares will be issued in the Merger. Instead, NDP stockholders will receive cash in an amount equal to the NAV of the fractional TTP Common Shares that stockholders would otherwise have received in the Merger.  Although the TTP Common Shares received in the Merger will have the same total net asset value as the NDP common shares held immediately prior to the Merger, less NDP’s share of the Merger costs (disregarding fractional shares), their price on the NYSE may be greater or less than that of NDP.

Since TTP Common Shares will be issued at NAV in exchange for the net assets of NDP (less the expenses of the Merger attributed to NDP) having a value equal to the aggregate NAV of those TTP Common Shares, the NAV per share of TTP Common Shares should remain virtually unchanged immediately following the Merger, except for its share of the costs of the Merger. Thus, the Merger should result in no dilution of NAV of TTP Common Shares, other than to reflect the costs of the Merger. However, as a result of the Merger, a common stockholder of all Funds will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the separate Funds. No sales charge or fee of any kind will be charged to stockholders of NDP in connection with their receipt of TTP Common Shares in the Merger.  The price of TTP’s shares may fluctuate following the Merger as a result of market conditions or other factors.

The Merger is intended to qualify as a tax-free reorganization. As such, no gain or loss should be recognized by NDP or their stockholders upon the closing of the Merger.  However, NDP stockholders may recognize gain or loss with respect to cash they receive pursuant to the Merger in lieu of fractional TTP shares.

If the Merger qualifies as tax-free as intended, the aggregate basis of stockholders of NDP in the TTP Common Shares received in the Merger should be the same as the aggregate basis previously held in NDP shares, respectively, less the basis in any fractional TTP Common Shares for which the NDP stockholder receives cash.  See “Proposal 1: Merger – Terms of the Agreement and Plan of Merger” and “Proposal 1: Merger – Material U.S. Federal Income Tax Consequences of the Merger” for additional information.

TERMS OF THE AGREEMENT AND PLAN OF MERGER

The following is a summary of the material terms and conditions of the Merger Agreement. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Merger attached as Appendix A hereto. Under the Merger Agreement, NDP will merge with and into TTP on the date of the Merger (the “Closing Date”).  As a result of the Merger and on the Closing Date:

●	NDP will no longer exist, and

●	TTP will be the surviving corporation

NDP will then:

●	deregister as an investment company under the 1940 Act,

●	cease its separate existence under Maryland law,

●	remove its common shares from listing on the NYSE, and

●	withdraw from registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Each outstanding NDP common share will be converted into a number of full TTP Common Shares, based on the net asset value per share of each of Fund at 4:00 p.m. Eastern Time on the business day prior to the Closing Date. No fractional TTP Common Shares will be issued to the holders of NDP common shares. In lieu thereof, TTP will pay cash to each former holder of NDP common shares in an amount equal to the value of the fractional TTP Common Shares that the investor would otherwise have received in the Merger.

No sales charge or fee of any kind will be charged to holders of NDP common shares in connection with their receipt of TTP Common Shares in the Merger.

From and after the Closing Date, assuming the Merger is approved along with the issuance of additional TTP Common Shares in connection therewith, TTP will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of NDP, all as provided under Maryland law.

Under Maryland law, stockholders of the Funds are not entitled to dissenters’ rights in connection with the Merger. However, any holder of any Fund’s common shares may sell his or her shares on the NYSE at any time prior to the Merger.

The Merger Agreement may be terminated and the Merger may be abandoned, whether before or after approval by stockholders, at any time prior to the Closing Date by resolution of either applicable Fund’s Board of Directors, if circumstances should develop that, in the opinion of that Board, make proceeding with the applicable Merger inadvisable with respect to the Funds involved.

The Merger Agreement provides that either Fund party thereto may waive compliance with any of the terms or conditions made therein for the benefit of that Fund, other than the requirements that: (a) the Merger be approved by stockholders of the Funds; and (b) the Funds receive the opinion of Husch Blackwell LLP that the transactions contemplated by the relevant Merger Agreement will constitute a tax-free reorganization for federal income tax purposes, if, in the judgment of the Fund’s Board of Directors, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Merger to the stockholders of the Fund.

Under the Merger Agreement, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund party thereto and the members of the Board of Directors and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in the Merger Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Board or officers of the Fund prior to the Closing Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. In no event will a Fund or the members of the Board of Directors or officers of a Fund be indemnified for any losses, claims, damages, liabilities or expenses arising out of or based on conduct constituting willful misfeasance, bad faith, gross negligence or the reckless disregard of duties.

The Board of each Fund, including the Independent Directors, has determined, with respect to its Fund, that the interests of the holders of that Fund’s common shares will not be diluted as a result of the relevant Merger and that participation in the Merger is in the best interests of that Fund. All costs of the Merger relating to each Fund will be borne by that Fund.  Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The Merger is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Code. As a condition to the closing of the Merger, the Funds will receive an opinion from Husch Blackwell LLP (which opinion will be subject to certain qualifications made by the Funds) substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, generally for U.S. federal income tax purposes:

●
The Merger will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Funds will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

●
No gain or loss will be recognized by NDP upon the Merger, except that gain or loss may be recognized with respect to any asset as to which any unrealized gain or loss is required to be recognized under the U.S. federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code.

●	No gain or loss will be recognized by TTP upon the receipt by it of all of the assets of NDP in exchange solely for assets and liabilities of NDP.

●	The adjusted tax basis of the assets of NDP received by TTP will be the same as the adjusted tax basis of such assets to NDP immediately prior to the Merger.

●	The holding period of the assets of NDP received by TTP will include the holding period of those assets in the hands of NDP immediately prior to the Merger.

●	No gain or loss will be recognized by the stockholders of NDP upon their exchange of NDP common shares for TTP’s Common Shares (including fractional shares to which they may be entitled).

●
The aggregate adjusted tax basis of the TTP Common Shares received by each stockholder of NDP (including fractional shares to which they may be entitled) pursuant to the Merger will be the same as the aggregate tax basis of the NDP common shares held by NDP stockholder immediately prior to the Merger.

●
The holding period of the TTP Common Shares received by the stockholders of NDP (including fractional shares to which they may be entitled) will include the holding period of NDP common shares surrendered in exchange therefor, provided that NDP common shares were held as a capital asset as of the Closing of the Merger.

●
TTP will succeed to and take into account the tax attributes of TTP described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under the applicable Treasury Regulations, TTP will be treated for purposes of Section 381 of the Code just as TTP would have been treated if there had been no merger, and the taxable year of TTP will not end on the date of the Merger merely because of the Closing of the Merger.

The opinion will be based on certain factual certifications made by the officers of NDP and TTP and will also be based on customary assumptions. Opinions of counsel are not binding upon the Internal Revenue Service (the “IRS”) or the courts. If the Merger were consummated but did not qualify as a tax-free reorganization under the Code, a stockholder of NDP would recognize a taxable gain or loss for U.S. federal income tax purposes equal to the difference between its tax basis in its Company shares and the fair market value of the TTP Common Shares it received. Shareholders of NDP should consult their tax advisers regarding the effect, if any, of the Merger in light of their individual circumstances.

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a general summary of certain federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets. More detailed information regarding the federal income tax consequences of investing in our securities is in the statement of additional information.

Company Federal Income Taxation

The following discussion is a summary of certain U.S. federal income tax considerations affecting us and our stockholders. The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all federal income, estate or gift, or state, local or foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in us). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status, such as a financial institution, “real estate investment trust,” insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes our stock is held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. stockholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of our shares that is an individual, corporation, trust, or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds our shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

We intend to elect to be treated as, and to qualify each year for the special tax treatment afforded, a regulated investment company (“RIC”) under Subchapter M of the Code. As long as we meet certain requirements that govern our source of income, diversification of assets and distribution of earnings to stockholders, we will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its stockholders. With respect to the source of income requirement, we must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above. For purposes of the income test, we will be treated as receiving directly our share of the income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, we must diversify our holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If we qualify as a RIC and distribute to our stockholders at least 90% of the sum of (i) our “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of our gross tax- exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, we will be relieved of U.S. federal income tax on any income, including long-term capital gains, distributed to stockholders. However, if we retain any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), we will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. We intend to distribute at least annually substantially all of our investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, we will generally be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if we fail to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of our ordinary income (computed on a calendar year basis), (2) 98.2% of our capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. We generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not currently expect to be subject to this excise tax.

We intend to invest a portion of our assets in MLPs. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income. However, not more than 25% of the value of a RIC’s total assets can be invested in the securities of qualified publicly traded partnerships. We intend to invest only in MLPs that will constitute qualified publicly traded partnerships for purposes of the RIC rules, and not more than 25% of the value of our total assets will be invested in the securities of publicly traded partnerships.

Federal Income Taxation of MLPs

MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well - capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level - that of the partner.

The Code generally requires “publicly traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly traded partnership satisfies certain requirements and does not elect otherwise, the publicly traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each taxable year at least 90% of its gross income from Qualifying Income.

Qualifying Income for MLPs includes interest, dividends, real property rents, gain from the sale or other disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). Most MLPs today are in energy, timber, or real estate related businesses.

Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

When the units are sold, the difference between the sales price and the investor’s adjusted basis is the gain or loss for federal income tax purposes. The partner generally will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased resulting from the basis decrease resulting from prior distributions; or (2) his basis reaches zero.

Failure to Qualify as a RIC

If we are unable to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any year, we will be taxed in the same manner as an ordinary corporation and distributions to our stockholders will not be deductible by us in computing our taxable income. In such event, our distributions, to the extent derived from our current or accumulated earnings and profits, would constitute dividends, which would generally be eligible for the dividends received deduction available to corporate stockholders, and non-corporate stockholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholders’ tax basis in our shares, and any remaining distributions would be treated as a capital gain. Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. To qualify as a RIC in a subsequent taxable year, we would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we would be subject to tax on any unrealized built-in gains in the assets held by us during the period in which we failed to qualify for tax treatment as a RIC that are recognized within the subsequent 5 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Stockholders

Assuming we qualify as a RIC, distributions we pay to you from our investment company taxable income will generally be taxable to you as ordinary income to the extent of our earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by us) may qualify (i) in the case of corporate stockholders, for the dividends received deduction under Section 243 of the Code to the extent that our income consists of dividend income from U.S. corporations, excluding distributions from certain entities, including REITs, or (ii) in the case of individual stockholders, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which generally provides for a maximum rate of 20%) to the extent that we receive qualified dividend income, and provided in each case that certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the stock. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, will be taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our shares. The maximum tax rate on capital gain dividends received by individuals is generally 20%.

Distributions in excess of our earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gain to you. Under current law, the maximum tax rate on long-term capital gains and qualified dividend income is 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) will be taxed as ordinary income. In addition, certain stockholders may be subject to an additional 3.8% Medicare tax on net investment income. Generally, not later than 60 days after the close of its taxable year, we will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, we will be required to apportion tax preference items under the AMT between us and the stockholders and this may affect the stockholders’ AMT liabilities. The tax preference items are any items that are treated differently for AMT purposes. We intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction). Sales and other dispositions of our shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in our shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of our shares will generally result in capital gain or loss to you equal to the difference between the amount realized and your adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of our shares generally will be disallowed if you acquire other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum rate of 37%, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if we pay you a distribution in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such distribution will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the distribution was declared. A stockholder may elect not to have all distributions automatically reinvested in our shares pursuant to the Plan. If a stockholder elects not to participate in the Plan, such stockholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions will generally be taxable, as discussed above, regardless of whether a stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares.

If a stockholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the stockholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the stockholder would have received if the stockholder had elected to receive cash. Under certain circumstances, however, if a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares, the stockholder may be treated as receiving a taxable distribution equal to the fair market value of the stock the stockholder receives.

We intend to distribute substantially all realized capital gains, if any, at least annually. If, however, we were to retain any net capital gain, we may designate the retained amount as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a stockholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholders.

Withholding and Other

Further, certain of our investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions,(iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

We may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. We do not expect to satisfy the requirements for passing through to our stockholders their pro rata shares of qualified foreign taxes paid by us, with the result that stockholders will not be entitled to a tax deduction or credit for such taxes on their own US federal income tax returns, although our payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing our taxable income.

We are required in certain circumstances to backup withhold at a current rate of 24% (this rate is applicable for tax years 2018 through 2025) on taxable distributions and certain other payments paid to certain holders of our shares who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

U.S. Federal Income Tax Considerations for Non-U.S. Stockholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of our stock (a “Non-U.S. Stockholder”).

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. Stockholder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary does not address (i) any Non-U.S. Stockholder that holds, at any time, more than 5 percent of our stock, directly or under ownership attribution rules applicable for purposes of Section 897 of the Code, or (ii) any Non-U.S. Stockholder whose ownership of our shares is effectively connected with the conduct of a trade or business in the United States.

As indicated above, we intend to elect to be treated, and to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that we will qualify as a RIC in each of its taxable years. Distributions of our investment company taxable income to Non-U.S. Stockholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. Stockholder will be required to provide an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) certifying its entitlement to benefits under a treaty. Distributions made out of “qualified interest income” or net short-term capital gain in any taxable year beginning before January 1, 2012 will generally not be subject to this withholding tax. If, however, a Non-U.S. Stockholder who is an individual has been present in the United States for 183 days or more during the taxable year and meets certain other conditions, any such distribution of net short-term capital gain will be subject to U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable income tax treaty).

Actual or deemed distributions of our net capital gains to a Non-U.S. Stockholder, and gains realized by a Non-U.S. Stockholder upon the sale of our stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. Stockholder may be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. Stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. Stockholder will be allowed as a credit against such Non-U.S. Stockholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Additional Considerations

Unearned Income Medicare Tax. For taxable years beginning after December 31, 2012, a 3.8 percent tax generally is imposed on some or all of the net investment income of certain individuals with modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers or surviving spouses or $125,000 if married and filing separately) and on some or all of the undistributed net investment income of certain estates and trusts. With respect to individuals, the tax is imposed on the lesser of (i) the individual’s net investment income for such taxable year or (ii) the excess of the individual’s modified adjusted gross income for such taxable year over the applicable threshold amount (generally $200,000 but $250,000 if filing jointly or a surviving spouse and $125,000 if married and filing separately). For these purposes, “net investment income” will generally include interest (including interest on our debt securities), dividends (including dividends paid with respect to our stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock and debt securities) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Foreign Account Tax Compliance Act Withholding. Sections 1471 through 1474 of the Code (“FATCA”) generally impose a U.S. federal withholding tax of 30% on certain payments of dividends, interest or gross proceeds from the disposition of stock or a debt instrument paid to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. The new withholding obligations do not apply to payments on, or with respect to, debt obligations that are outstanding on July 1, 2014 unless such obligations are significantly modified (and thus are treated as being reissued for U.S. federal income tax purposes) after such date. Non-U.S. holders should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Fund and its security holders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Security holders (and prospective holders) are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

REQUIRED VOTE

Stockholder approval of the Merger requires the affirmative vote of the holders of a majority of the issued and outstanding NDP common.  Abstentions and broker non-votes, if any, will have the same effect as votes against approving the Merger since approval is based on the affirmative vote of all votes entitled to be cast.

BOARD RECOMMENDATION

The Board of Directors of each of NDP unanimously recommends NDP stockholders vote “FOR” the Merger of their Fund.

PROPOSAL 2

MERGER, INCLUDING ISSUANCE OF ADDITIONAL TTP COMMON SHARES IN THE MERGER

The Board of Directors of TTP, including the Independent Directors, has unanimously approved the Merger Agreements, including the issuance of additional TTP Common Shares in connection with each, declared the Merger advisable and directed that the Merger be submitted to the TTP stockholders.

Maryland law requires the stockholders of TTP to approve the Merger and the rules of the NYSE require the stockholders of TTP to approve the issuance of additional TTP Common Shares in connection with the Merger.  Pursuant to the Merger Agreement, which are described more fully under “Proposal 1: Merger” above, NDP will be merged with and into TTP in accordance with the Maryland General Corporation Law.  The assets and liabilities of NDP will be combined with the assets and liabilities of TTP and stockholders of NDP will become stockholders of TTP.  As a result of the Merger, each share of common stock of NDP will convert into newly-issued TTP Common Shares.

The aggregate NAV of TTP Common Shares issued in the Merger will equal the aggregate NAV of the common stock of NDP held the business day prior to the Merger, less the costs of the Merger (though stockholders of NDP will receive cash for their fractional shares of common stock). The Merger will result in no reduction of the NAV of TTP Common Shares, immediately following the Merger, other than to reflect the costs of the Merger.  Based upon TTP’s belief that it qualifies as a diversified investment company under the tax-free reorganization provisions, no gain or loss should be recognized by TTP or its stockholders in connection with the Merger.  TTP will continue to operate as a registered, non-diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The Board of Directors of TTP, based upon its evaluation of all relevant information, anticipates that the Merger will benefit the stockholders of TTP.  The Funds have the same investment objectives and the Merger will permit the Combined Fund to pursue an expanded investment strategy in a larger fund. Additionally, the Merger is expected to result in several benefits for stockholders in the Combined Fund, including (i) positive potential impact to support an increased distribution, (ii) the opportunity for improved trading relationship between net asset value and market price, (iii) operational cost savings through greater economies of scale and reduced management fees, (iv) the opportunity for enhanced long-term market liquidity, (v) greater financial flexibility through a larger balance sheet, (vi) access to more attractive leverage terms, and (vii) a wider range of leverage alternatives..  For additional information about the Merger, including a comparison of TTP and NDP, the reasons for the Merger and the U.S. Federal income tax consequences of the Merger, see “Proposal 1: Merger.”

REQUIRED VOTE

Stockholder approval of the Merger, including the issuance of additional TTP Common Shares, requires the affirmative vote of the holders of a majority of the issued and outstanding TTP common and preferred stock (voting as a class).  Abstentions and broker non-votes, if any, will have the same effect as votes against the Merger, including the issuance of additional TTP Common Shares, since approval is based on the affirmative vote of all votes entitled to be cast.

BOARD RECOMMENDATION

The Board of Directors of TTP unanimously recommends TTP stockholders vote “FOR” the Merger, including issuance of additional TTP Common Shares in connection therewith.

OTHER MATTERS

The Board of Directors of each Fund knows of no other matters that are intended to be brought before the meeting.  If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

At [_______], 2020, each director beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of each Fund overseen by such director in the Fund Complex having values within the indicated dollar ranges.  Other than the Fund Complex, with respect to each Fund, none of the Fund’s directors who are not interested persons of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

At [_______], 2020, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common and preferred stock of each Fund (or percentage of outstanding shares).  Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.

	TTP Common Shares	NDP Common Shares
Independent Directors**

Interested Directors and Officers

Directors and Officers as a Group (for TTP and NDP)

None of the independent directors and none of the interested directors and officers hold any TTP preferred shares.

% of Outstanding Shares(21)

	TTP Common Shares	NDP Common Shares
Independent Directors**
	*	*
	*	*

Interested Directors and Officers
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*

Directors and Officers as a Group ( for TTP and NDP)	*	*

*Indicates less than 1%.

As of November 30, 2020, to the knowledge of TYG, the following persons own 5% or more of its shares of preferred stock.

	Number of TTP Preferred Shares
Name and Address	*	Percent of Class
Prudential Financial, Inc. (*) 751 Broad Street Newark, NJ 07102-377	244,000	100%

(*)          Information is based on a Schedule 13G filed January 4, 2019 reporting sole voting and dispositive power as a parent holding company of PGIM, Inc. which beneficially owns 640,000 shares and The Prudential Insurance Company of America which has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the identified shares.

As of December 31, 2019, to the knowledge of NDP, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of NDP.

MORE INFORMATION ABOUT THE MEETING

Record Date.  The Board of Directors of each Fund has fixed the close of business on            , 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share of common stock and preferred stock of their Fund held, with no shares having cumulative voting rights. At the Record Date, TTP had outstanding             shares of common stock and                     shares of preferred stock, NDP had outstanding                shares of common stock.

How Proxies Will Be Voted.  All proxies solicited by the Board of Directors of each Fund that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting in accordance with the instructions marked on the proxy.  If no instructions are specified, shares will be counted as a vote FOR the proposals described in this Joint Proxy Statement/Prospectus.

If you hold your shares in “street name” (that is, through a broker or other nominee), your broker or nominee will not vote your shares unless you provide instructions to your broker or nominee on how to vote your shares. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

How To Vote.  You may vote in person at the Meeting or you may authorize a proxy to vote your shares using one of the methods below or by following the instructions on your proxy card:

●	By touch-tone telephone; simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call;

●	By internet; please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you plan on voting; or

●	By returning the enclosed proxy card in the postage-paid envelope.

If you should have any questions about the meeting agenda or voting, please call our proxy agent, AST Fund Solutions at (866) 796-1285.

Appraisal Rights.  Under the Maryland General Corporation Law, holders of common shares of NDP and TTP are not entitled to appraisal rights in connection with the Merger.

Expenses and Solicitation of Proxies.  The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be shared equally with the Adviser, with a cap for the Funds of $125,000 in the aggregate.  Each Fund may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Fund.  In order to obtain the necessary quorum for a Fund at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser, the Fund’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Fund to assist in proxy solicitations.  The costs associated with proxy solicitation by AST Fund Solutions are not anticipated to exceed $40,000.  None of the Funds will pay any representatives of the Fund or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Revoking a Proxy.  With respect to each Fund, at any time before it has been voted, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Fund at the Fund’s offices located at 5100 W. 115th Place, Leawood, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.  Attendance at the meeting will not, by itself, revoke a properly-executed proxy. If your shares are held in the name of your broker, bank or other nominee, please follow the voting instructions provided by the holder of your shares regarding how to revoke your proxy.

Quorum.  With respect to each Fund, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum.  For purposes of determining the presence or absence of a quorum, shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares), if any, will be treated as present for purposes of determining the existence of a quorum.

With respect to each Fund, if a quorum is not present in person or by proxy at the meeting, the chairman of the meeting or, if a proposal is submitted to the stockholders, the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Availability of Annual Report of TTP and NDP.  Each Fund will furnish without charge upon written request a copy of its most recent annual report.  Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Fund’s common shares entitled to vote at the special meeting of stockholders. Such written request should be directed to the Fund’s Secretary at 5100 W. 115th Place, Leawood, Kansas 66211, (866) 362‑9331.

ADMINISTRATOR

TTP and NDP have each entered into administration agreements with US Bancorp Fund Services, LLC whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

STOCKHOLDER COMMUNICATIONS

Stockholders are able to send communications to the Board of Directors of each Fund.  Communications should be addressed to the Secretary of the applicable Fund at its principal offices at 5100 W. 115th Place, Leawood, Kansas 66211.  The Secretary will forward any communications received directly to the Board of Directors or particular director, as applicable.

CODE OF ETHICS

Each of the Companies has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons and which is available through the Fund’s link on its investment adviser’s website (www.tortoiseadvisors.com).

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2021 ANNUAL MEETING

Method for Including Proposals in a Fund’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in a Fund’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Fund at 5100 W. 115th Place, Leawood, Kansas 66211, not later than 5:00 p.m., Central Time on January 14, 2021. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

Other Proposals and Nominations. If you want to nominate a director or have other business considered at a Fund’s next annual meeting of stockholders but do not want those items included in our proxy statement, you must comply with the advance notice provision of the Fund’s Bylaws. Under each Fund’s Bylaws, nominations for director or other business proposals to be addressed at the Fund’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Fund at 5100 W. 115th Place, Leawood, Kansas 66211, no earlier than December 15, 2020 for each of TTP and NDP nor later than 5:00 p.m. Pacific Time on January 14, 2021 for each of TTP and NDP. The stockholder must satisfy certain requirements set forth in the Fund’s Bylaws and the notice must contain specific information required by the Fund’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the applicable Fund’s Bylaws. A copy of each Fund’s Bylaws may be obtained by contacting the Secretary of the Fund at 1-866-362-9331 or by writing the Secretary of the Fund at 5100 W. 115th Place, Leawood, Kansas 66211. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in any Fund’s proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

By Order of the Board of Directors

/s/ Diane M. Bono

Diane M. Bono
Secretary

________, 2021

APPENDIX A

FORM OF MERGER AGREEMENT

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made as of this 11th day of November, 2020, between Tortoise Energy Independence Fund, Inc. (the “Acquired Fund”), a Maryland corporation with its principal place of business at 5100 W. 115th Place, Leawood, Kansas 66211, and Tortoise Pipeline & Energy Fund, Inc. (the “Acquiring Fund”), a Maryland corporation with its principal place of business at 5100 W. 115th Place, Leawood, Kansas 66211.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a closed-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the reorganization will consist of the merger of the Acquired Fund with and into the Acquiring Fund pursuant to the Maryland General Corporation Law (“MGCL”) as provided herein, and upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined, with respect to the Acquiring Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquiring Fund and its stockholders and that the interests of the existing stockholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) has determined, with respect to the Acquired Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquired Fund and its stockholders and that the interests of the existing stockholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1. BASIC TRANSACTION

1.1 The Merger. On and subject to the terms and conditions of this Agreement, the Acquired Fund will merge with and into the Acquiring Fund (the “Merger”) at the Effective Date (as defined in paragraph 1.3 below) in accordance with the MGCL. The Acquiring Fund shall be the surviving corporation and investment company registered pursuant to the 1940 Act. The Acquired Fund shall cease to exist as a separate corporation and investment company.

Each share of Acquired Fund’s common stock, par value $0.001 per share (the “Acquired Fund Common Stock”), issued and outstanding immediately prior to the Effective Date will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock (as defined in paragraph 2.1(o)), based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day prior to the Effective Date (the “Valuation Time”).  No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock.  In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock at the current net asset value per share of the Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase. The Effective Date and the Business Day prior to it must each be a day on which the New York Stock Exchange is open for trading (a “Business Day”).

From and after the Effective Date, the Acquiring Fund shall possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Acquired Fund (other than the investment objectives, policies, strategies or limitations of the Acquired Fund, whether fundamental or non-fundamental), all as provided under Maryland law.

1

1.2 Actions at Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”) on the date thereof (the “Closing Date”), (i) the Acquired Fund will deliver to the Acquiring Fund the various certificates and documents referred to in Article 6 below, (ii) the Acquiring Fund will deliver to the Acquired Fund the various certificates and documents referred to in Article 5 below, (iii) the Acquired Fund will file with the State Department of Assessments and Taxation of Maryland (the “Department”) articles of merger (the “Articles of Merger”) and make all other filings or recordings required by Maryland law in connection with the Merger.

1.3 Effect of Merger. Subject to the requisite approvals of the stockholders of the Acquired Fund and the Acquiring Fund, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time, not to exceed 30 days after such acceptance, as is specified in the Articles of Merger (the “Effective Date”), and the separate corporate existence of the Acquired Fund shall cease. As promptly as practicable after the Merger, the Acquired Fund shall delist the Acquired Fund Common Stock from the New York Stock Exchange (“NYSE”) and its registration under the 1940 Act shall be terminated. Any reporting responsibility of the Acquired Fund is, and shall remain, the responsibility of the Acquired Fund up to and including the Effective Date.

2. REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to the Acquired Fund that the statements contained in this paragraph 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquiring Fund represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company (File No. 811-22585) and such registration has not been revoked or rescinded and is in full force and effect.  The Acquiring Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Acquiring Fund (the “Acquiring Fund Charter”) or the Bylaws, as amended (the “Acquiring Fund Bylaws”), of the Acquiring Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) The Acquiring Fund has been furnished with the Acquired Fund’s Annual Report to Stockholders for the year ended November 30, 2019.

(f) The Acquired Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended November 30, 2019.

(g) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

2

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in paragraph 2.1(m) below) or will not be otherwise disclosed to the Acquired Fund prior to the Effective Date.

(j) Since November 30, 2019, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Acquiring Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since November 30, 2019, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.1(j), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio or the discharge of the Acquiring Fund liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Acquiring Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m) The registration statement has been filed with the Securities and Exchange Commission (the “SEC”) by the Acquiring Fund on Form N-14 8C relating to the Acquiring Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meeting referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquiring Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.1(m) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Acquiring Fund Common Stock have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquiring Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquiring Fund Common Stock.

3

(o) The Acquiring Fund is authorized to issue 100,000,000 shares of common stock, par value $0.001 per share (the “Acquiring Fund Common Stock”), and 10,000,000 shares of preferred stock, par value $0.001 per share (the “Acquiring Fund Preferred Stock”); each outstanding share of which is fully paid, non-assessable and has full voting rights.

(p) The offer and sale of the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(q) At or prior to the Effective Date, the Acquiring Fund will have obtained any and all regulatory, board and stockholder approvals necessary to issue the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement.

(r) The books and records of the Acquiring Fund made available to the Acquired Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(s) The Acquiring Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

2.2 Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund that the statements contained in this paragraph 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquired Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company (File No. 811-22690), and such registration has not been revoked or rescinded and is in full force and effect.  The Acquired Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Acquired Fund (the “Acquired Fund Charter”) or the Bylaws, as amended (the “Acquired Fund Bylaws”), of the Acquired Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended November 30, 2019.

(f) The Acquiring Fund has been furnished with the Acquired Fund’s Annual Report to Stockholders for the year ended November 30, 2019.

(g) The Acquired Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquired Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

4

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to the Acquiring Fund prior to the Effective Date.

(j) Since November 30 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Acquired Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since November 30, 2019, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.2(j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio or the discharge of the Acquired Fund liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Acquired Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) The Acquired Fund has not taken any action and does know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquired Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.2(m) shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Acquired Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 4.7. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquired Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquired Fund Common Stock.

(o) The books and records of the Acquired Fund made available to the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

5

3. EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE ACQUIRED FUND

3.1 Conversion of Acquired Fund Common Stock.

(a) Conversion. Subject to the requisite approval of the stockholders of the Acquired Fund and the Acquiring Fund, and the other terms and conditions contained herein, on the Effective Date, each share of Acquired Fund Common Stock will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock, computed based on the net asset value per share of each of the parties at the Valuation Time (the “Common Stock Consideration”). No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock at the current net asset value per share of Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase (the “Common Cash Consideration” and, together with Common Stock Consideration, the “Merger Consideration”).

(b) Computation of Net Asset Value. The net asset value per share of the Acquired Fund Common Stock and the Acquiring Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. The value of the assets of the Acquired Fund to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures consistently utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Acquired Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Acquired Fund and shall be confirmed in writing by the Acquiring Fund to the Acquired Fund. The net asset value per share of Acquiring Fund Common Stock and shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved.

3.2 Surrender of Shares.

(a)   In lieu of delivering certificates for Acquiring Fund Common Stock, the Acquiring Fund shall credit the Acquiring Fund Common Stock to the Acquired Fund’s account on the books of the Acquiring Fund. The Acquired Fund’s transfer agent shall deliver at Closing a certificate of an authorized officer stating that its records contain the names and addresses of the holders of Acquired Fund Common Stock and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund’s transfer agent shall issue and deliver to the Acquired Fund’s Secretary a confirmation evidencing the Acquiring Fund Common Stock to be credited on the Closing Date, or provide evidence satisfactory to the Acquiring Fund that such Acquiring Fund Common Stock has been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

(b) With respect to any holder of  Acquired Fund Common Stock holding certificates representing shares of  Acquired Fund Common Stock as of the Effective Date, and subject to the Acquiring Fund being informed thereof in writing by the Acquired Fund, the Acquiring Fund will not permit such shareholder to receive shares of Acquiring Fund Common Stock (or to vote as a shareholder of the Acquiring Fund) until such shareholder has surrendered his or her outstanding certificates evidencing ownership of Acquired Fund Common Stock or, in the event of lost certificates, posted adequate bond. The Acquired Fund will request its shareholders to surrender their outstanding certificates representing shares of Acquired Fund Common Stock or post adequate bond therefor.  Dividends or other distributions payable to holders of record of shares of Acquiring Fund Common Stock as of any date after the Effective Date and prior to the exchange of certificates by any holder of  Acquired Fund Common Stock shall be credited to such shareholder, without interest; however, such dividends or other distributions shall not be paid unless and until such shareholder surrenders his or her certificates representing shares of Acquired Fund Common Stock for exchange.

3.3 Withholding Taxes. The Acquiring Fund will be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement to any holder of shares of Acquired Fund Common Stock such amounts as the Acquiring Fund shall determine in good faith are required to be deducted and withheld with respect to such payments under the Code and the rules and Treasury Regulations promulgated thereunder, or any provision of state, local or foreign tax law. Any amounts so deducted and withheld will be timely paid to the applicable tax authority and will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Acquired Fund Common Stock in respect of which such deduction and withholding was made.

6

4. COVENANTS

4.1 Operations in the Normal Course. Each party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

4.2 Stockholders’ Meetings.

(a) The Acquired Fund and the Acquiring Fund shall hold a joint meeting of their stockholders for the purpose of considering the Merger as described herein, and additionally in the case of the Acquiring Fund the authorization for the issuance of additional shares of Acquiring Fund Common Stock pursuant to this Agreement.

(b) The Acquired Fund and the Acquiring Fund have will mail to each of their stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3 Articles of Merger. The parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

4.4 Regulatory Filings.

(a) The Acquired Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be a registered investment company.

(b) The Acquiring Fund has filed the Registration Statement with the SEC, which has become effective. The Acquired Fund agrees to cooperate fully with the Acquiring Fund, and has furnished to the Acquiring Fund the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.5 Preservation of Assets. The Acquiring Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Acquired Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

4.6 Tax Matters. Each of the parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for its final taxable year and for all prior taxable periods. Any information obtained under this paragraph 4.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Acquired Fund with respect to its final taxable year ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this paragraph 4.6, any expenses incurred by the Acquiring Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Acquired Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Acquiring Fund.

7

4.7 Stockholder List. Prior to the Effective Date, the Acquired Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Acquired Fund Common Stock on the Effective Date and the respective number of shares of Acquired Fund Common Stock owned by each such stockholder, certified by the Acquired Fund’s transfer agent or President to the best of their knowledge and belief. The Acquiring Fund and the Acquired Fund will (i) use all reasonable best efforts to cause the Merger to constitute a reorganization under Section 368(a) of the Code and (ii) shall execute and deliver officer’s certificates containing appropriate representations at such time or times as may be reasonably requested by counsel, including the effective date of the Registration Statement and the Closing Date, for purposes of rendering opinions with respect to the tax treatment of the Merger.

4.9 NYSE Listing. The Acquiring Fund agrees to use its reasonable best efforts to cause the Acquiring Fund Common Stock to be issued pursuant to this Agreement to be listed on the NYSE.

4.10 Delisting, Termination of Registration as an Investment Company. The Acquired Fund agrees that the (i)  delisting of the shares of the Acquired Fund with the NYSE and (ii) the termination of its registration as an investment company under the 1940 Act will be effected in accordance with applicable law as soon as practicable following the Effective Date.

5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

5.1 Certificates and Statements by the Acquiring Fund.

(a) The Acquiring Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since November 30, 2019, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made by the Acquiring Fund in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

5.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3 Regulatory Orders. The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.4 Satisfaction of the Acquired Fund. All proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

6.1 Certificates and Statements by the Acquired Fund.

(a) The Acquired Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since November 30, 2019, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

8

(b) The Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made by the Acquired Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

6.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3 Satisfaction of the Acquiring Fund. All proceedings taken by the Acquired Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

6.4 Custodian’s Certificate. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

6.5 Books and Records. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Effective Date, (ii) a certificate setting forth the number of shares of Acquired Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1 Approval of Merger. The Merger shall have been approved by (i) the affirmative vote of a majority of the issued and outstanding shares of Acquired Fund Common Stock and (ii) the affirmative vote of a majority of the issued and outstanding shares of Acquiring Fund Common Stock and Acquiring Fund Preferred Stock (voting as a class); the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement pursuant to this Agreement adopted by the Acquiring Fund Board, certified by its secretary; and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Board and the Acquiring Fund’s stockholders, certified by its secretary.

7.2 Regulatory Filings.

(a) Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the transactions contemplated hereby shall have expired or been terminated.

(b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Acquired Fund or would prohibit the Merger.

(c) On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Fund or the Acquiring Fund from completing the transactions contemplated by this Agreement.

7.3 Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

9

7.4 Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5 Tax Opinion. The parties shall have received the opinion of Husch Blackwell LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Fund, the Acquiring Fund and their respective authorized officers:

(i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) no gain or loss will be recognized to the Acquired Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock;

(iii) no gain or loss will be recognized to the Acquiring Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock;

(iv) no gain or loss will be recognized to the holders of the Acquired Fund Common Stock upon the conversion of their shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock, except to the extent such holders are paid cash in lieu of fractional shares of Acquiring Fund Common Stock in the Merger;

(v) the aggregate tax basis of the Acquired Fund assets in the hands of the Acquiring Fund will be the same as the aggregate tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the Acquiring Fund Common Stock received by each holder of Acquired Fund Common Stock in the Merger (including that of fractional share interests purchased by the Acquiring Fund) will be equal to the aggregate tax basis of the shares of Acquired Fund Common Stock owned by such stockholder immediately prior to the Merger;

(vii) a stockholder’s holding period for Acquiring Fund Common Stock (including that of fractional share interests purchased by the Acquiring Fund) will be determined by including the period for which he or she held shares of Acquired Fund Common Stock converted pursuant to the Merger, provided that such shares of Acquired Fund Common Stock were held as capital assets;

(viii) the Acquiring Fund’s holding period with respect to the Acquired Fund’s assets transferred will include the period for which such assets were held by the Acquired Fund; and

(ix) the payment of cash to the holders of Acquired Fund Common Stock in lieu of fractional shares of Acquiring Fund Common Stock will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Acquiring Fund with the result that the holder of Acquired Fund Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional shares of Acquiring Fund Common Stock.

The delivery of such opinion is conditioned upon the receipt by Husch Blackwell LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 7.5.

7.6 Assets and Liabilities. The assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or the Acquiring Fund Charter, may not properly acquire or assume. The Acquiring Fund does not anticipate that there will be any such assets or liabilities but the Acquiring Fund will notify the Acquired Fund if any do exist and will reimburse the Acquired Fund for any reasonable transaction costs incurred by the Acquired Fund for the liquidation of such assets and liabilities.

10

 8. INDEMNIFICATION

8.1 The Acquiring Fund. The Acquiring Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund and the members of the Acquired Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

8.2 The Acquired Fund. The Acquired Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund and the members of the Acquiring Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9. BROKER FEES AND EXPENSES

9.1 No Broker Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Payment of Expenses. All expenses of the Merger will be borne by the Acquiring Fund and the Acquired Fund.  Costs specific to the Acquiring Fund and the Acquired Fund will be expensed to such Fund, while non-specific costs will be allocated on a pro rata basis based upon each Fund’s net assets.  Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE listing fees. Neither of the Acquiring Fund and the Acquired Fund owes any broker’s or finder’s fees in connection with the transactions provided for herein.

10. COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Acquired Fund acknowledges and agrees that from and after the Effective Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Acquired Fund.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 Entire Agreement. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 Survival of Warranties. The covenants to be performed after the Closing by both the Acquiring Fund and the Acquired Fund, and the obligations of the Acquiring Fund in Article 8, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

11

12. TERMINATION AND WAIVERS

12.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Fund Board or the Acquired Fund Board, if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.2 Waiver. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

13. TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO TORTOISE ENERGY INFRASTRUCTURE CORPORATION (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Effective Date with the name of any Acquired Fund Stockholder who is to the knowledge of the Acquired Fund an affiliate of it on such date.

14. MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund stockholders called by the Acquired Fund pursuant to paragraph 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiring Fund Common Stock to be issued to the holders of Acquired Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

16. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

12

17. ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

17.1 Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

17.2 Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.4 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

17.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Signature Page Follows]

13

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TORTOISE ENERGY INDEPENDENCE FUND, INC.

By:	/s/ P. Bradley Adams
Name: P. Bradley Adams
Title: Chief Executive Officer

TORTOISE PIPELINE & ENERGY FUND, INC.

By:	/s/ P. Bradley Adams
Name: P. Bradley Adams
Title: Chief Executive Officer

14

The information in this Merger Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Merger Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated December 28, 2020

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGER OF
TORTOISE ENERGY INDEPENDENCE FUND, INC.
WITH AND INTO
TORTOISE PIPELINE & ENERGY FUND, INC.

Dated                    , 2021

This Merger Statement of Additional Information should be read in conjunction with the Joint Proxy Statement/Prospectus dated                     , 20       (the “Joint Proxy Statement/Prospectus”) relating to (i) the proposed merger of Tortoise Energy Independence Fund, Inc. (“NDP”) into Tortoise Pipeline & Energy Fund, Inc. (“TTP”) (the “Merger”) and (ii) the issuance of additional common shares of TTP in the Merger. TTP and NDP are each also referred to in this Merger Statement of Additional Information individually as a “Fund” and collectively as the “Funds.”  TTP following the Merger is referred to in this Merger Statement of Additional Information as the “Combined Fund.” The Combined Fund will change its name to The Tortoise Energy Evolution Infrastructure Fund.  References to “we” “us” or “our” in this Merger Statement of Additional Information are references to TTP.

In the Merger, NDP will be merged with and into TTP in accordance with the Maryland General Corporation Law.  NDP’s assets and liabilities will be combined with the assets and liabilities of TTP, and stockholders of NDP will become stockholders of TTP.

As a result of the Merger, each share of common stock of NDP will convert into newly-issued shares of common stock of TTP (“TTP Common Shares”).  The aggregate NAV of TTP Common Shares received by NDP common stockholders in the Merger will equal the aggregate NAV of NDP common stock held on the business day prior to closing of the Merger, less the costs of the Merger attributable to their common shares (although NDP common stockholders will receive cash in lieu of fractional TTP Common Shares).

As a result of the Merger, NDP will cease its separate existence under Maryland law and terminate its registration under the 1940 Act.  Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Merger Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to TTP at 5100 W. 115th Place, Leawood, Kansas 66211.

TTP will provide, without charge, upon the written or oral request of any person to whom this Merger Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Merger Statement of Additional Information is a part.

i

INVESTMENT LIMITATIONS

This section supplements the disclosure in the Joint Proxy Statement/Prospectus and provides additional information on the investment limitations of TTP and NDP. Unless otherwise indicated, the disclosure in this section generally applies to each Fund. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of a Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of a Fund’s assets are only applied immediately after, and because of, an investment or a transaction to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with a Fund’s investment limitations. All limitations that are based on a percentage of total assets include assets obtained through leverage.

Fundamental Investment Limitations

Tortoise Pipeline & Energy Fund, Inc.

The following are TTP’s fundamental investment policies set forth in their entirety.  TTP may not:

●	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●
make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●
concentrate (invest 25% or more of total assets) its investments in any particular industry, except that it will concentrate its assets in the group of industries constituting the energy infrastructure sector;

●
underwrite securities issued by others, except to the extent that it may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in its portfolio;

●
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that it may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

●
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that it may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

Tortoise Energy Independence Fund, Inc.

The following are NDP’s fundamental investment policies set forth in their entirety.  NDP may not:

●	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●
make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	concentrate (invest 25% or more of total assets) its investments in any particular industry, except that it will concentrate its assets in the group of industries constituting the energy sector;

●
underwrite securities issued by others, except to the extent that it may be considered an underwriter within the meaning of the 1933 Act, in the disposition of restricted securities held in its portfolio;

●
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that it may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein (including REITs); and

●
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that it may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

The Combined Fund

The Combined Fund will maintain the same fundamental policies following the Merger.

Nonfundamental Investment Policies

Tortoise Pipeline & Energy Fund, Inc.

TTP has adopted the following non-fundamental investment policies:

●
We may invest up to 30% of our total assets in securities of non-U.S. issuers (including Canadian issuers), which may include securities issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country;

●
We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments in securities of listed companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, and (iii) unregistered securities of public companies that become freely tradable with the passage of time;

●	We will not invest in privately held companies;

●	We may invest up to 20% of our total assets in debt securities, including those rated below investment grade, commonly referred to as “junk bonds”;

●	We will not invest more than 10% of our total assets in any single issuer; and

●	We will not engage in short sales.

Tortoise Energy Independence Fund, Inc.

NDP has adopted the following non-fundamental investment policies:

●
Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of North American energy companies, including at least 50% of our Total Assets in equity securities of upstream energy companies;

●
We may invest up to 35% of our Total Assets in securities of non-U.S. issuers (including Canadian issuers). An issuer of a security generally will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States;

●
We may invest up to 30% of our Total Assets in restricted securities that are ineligible for resale under Rule 144A under the 1933 Act, all of which may be illiquid securities, primarily through direct investments in securities of listed companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, and (iii) unregistered securities of public companies that become freely tradable with the passage of time;

●	We will not invest in privately held companies;

●	We may invest up to 20% of our Total Assets in debt securities, including those rated below investment grade, commonly referred to as “junk bonds”;

●	We will not invest more than 10% of our Total Assets in any single issuer; and

●	We will not engage in short sales.

The Combined Fund

The Board has adopted the following non-fundamental investment policies for the Combined Fund:

●
Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of energy infrastructure companies, which includes midstream energy infrastructure and renewable and power infrastructure companies;

●	We may invest up to 50% of our Total Assets in securities issued by non-U.S. issuers (including Canadian issuers);

●
We may invest up to 30% of our Total Assets in restricted securities that are ineligible for resale under Rule 144A under the 1933 Act, all of which may be illiquid securities, primarily through direct investments in securities of listed companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, and (iii) unregistered securities of public companies that become freely tradable with the passage of time;

●	We will not invest in privately held companies;

●	We may invest up to 20% of our Total Assets in debt securities, including those rated below investment grade, commonly referred to as “junk bonds”;

●	We will not invest more than 10% of our Total Assets in any single issuer; and

●	We will not engage in short sales.

As used in the bullets above, the term “total assets” includes assets obtained through leverage for the purpose of each non-fundamental investment policy.

The Board of Directors (the “Board of Directors” or the “Board”) of each Fund, including the Combined Fund following the Merger, may change its non-fundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports). Unless otherwise stated, all investment restrictions apply at the time of purchase and a Fund will not be required to reduce a position due solely to market value fluctuations.

As a RIC, the Funds may invest up to 25% of their total assets in securities of master limited partnerships (“MLPs”).

Currently under the 1940 Act, the Funds are not permitted to incur indebtedness unless immediately after such borrowing they have asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of our total assets including the amount borrowed, less all liabilities and indebtedness not represented by senior securities). Additionally, currently under the 1940 Act, the Funds may not declare any distribution upon our common or preferred stock, or purchase any such stock, unless such Fund’s aggregate indebtedness has, at the time of the declaration of any such distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such distribution, or purchase price, as the case may be. Currently under the 1940 Act, the Funds are not permitted to issue preferred stock unless immediately after such issuance we have asset coverage of at least 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (i.e., the aggregate principal amount of such indebtedness and liquidation value may not exceed 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities). In addition, currently under the 1940 Act, the Funds are not permitted to declare any distribution on our common stock or purchase any such common stock unless, at the time of such declaration or purchase, the Funds would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by us would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

Currently under the 1940 Act, the Funds are not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with us, except for a loan from us to a company which owns all of our outstanding securities. Currently, under interpretive positions of the staff of the SEC, the Funds may not have on loan at any given time securities representing more than one-third of our total assets.

The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

Under the 1940 Act, the Funds may, but do not intend to, invest up to 10% of their total assets in the aggregate in shares of other investment companies and up to 5% of our total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, we will bear our ratable share of that investment company’s expenses, and would remain subject to payment of our advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent we invest in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair a Fund’s ability to maintain asset coverage on preferred stock and debt securities, including any interest and principal for debt securities.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Joint Proxy Statement/Prospectus presents TTP’s investment objective and the principal investment strategies and risks. This section supplements the disclosure in the Joint Proxy Statement/Prospectus and provides additional information on the Combined Fund’s investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of TTP’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with TTP’s restrictions and policies.

Our investment objective will be to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distribution. There is no assurance that we will achieve our objective. Our investment objective and the investment policies discussed below are non-fundamental. Our Board may change the investment objective, or any policy or limitation that is not fundamental, without a stockholder vote. Stockholders will receive at least 60 days prior written notice of any change to the non-fundamental investment policy of investing at least 80% of total assets in equity securities of energy infrastructure companies. We are treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Under normal circumstances, we intend to invest at least 80% of total assets (including assets obtained through leverage) in equity securities of energy infrastructure companies which includes midstream energy infrastructure and renewable and power infrastructure companies. We consider a company to be an energy infrastructure company if at least 50% of its assets, revenues or cash flows are derived from energy infrastructure operations or ownership.  Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Adviser will add additional renewable and power infrastructure companies to the investment strategy, representing approximately 45% of the portfolio initially, and TTP expects that to grow over time. Renewable and power infrastructure companies use asset systems to provide electric power generation (including renewable energy), transmission and distribution. The Adviser will also expand its investment universe capturing opportunities from securities that trade on exchanges outside of North America. Under normal circumstances, the Adviser plans to invest up to 50% of the portfolio in securities issued by non-U.S. issuers.

We may invest up to 25% of our total assets in securities of MLPs. We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments in securities of listed companies.

TTP also may invest in other securities, consistent with our investment objective and fundamental and non-fundamental policies.

TTP’s Investments

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities. Equity investments generally represent an equity ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer’s bankruptcy. An adverse event, such as unfavorable earnings report, may depress the value of a particular equity investment that we hold. In addition, prices of equity investments are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of equity investments we own. Equity investment prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital. We currently expect that such equity investments will include the following:

Common Stock. Common stock represents an ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but we do not generally expect to have voting control in any of the companies in which we invest.

Common Units of MLPs. As a RIC, we may invest no more than 25% of our total assets in securities of MLPs. An MLP is a publicly traded company organized as a limited partnership or LLC and treated as a partnership for federal income tax purposes. MLP common units represent an equity ownership interest in a partnership and provide limited voting rights. MLP common unit holders have a limited role in the partnership’s operations and management. Some energy infrastructure companies in which we may invest have been organized as LLCs, which are treated in the same manner as MLPs for federal income tax purposes. Common units of an LLC represent an equity ownership in an LLC. Interests in common units of an MLP or LLC entitle the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike MLPs, LLC common unit holders typically have voting rights.

Equity Securities of MLP Affiliates. In addition to securities of MLPs, we may also invest in equity securities issued by MLP affiliates, such as MLP I-Shares and common shares of corporations that own MLP general partner interests. I-Shares represent an indirect ownership interest in MLP common units issued by an MLP affiliate, which is typically a publicly traded LLC. The I-Share issuer’s assets consist exclusively of I-units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are corporations and not partnerships for tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Because the issuers of MLP I-Shares are not partnerships for tax purposes, MLP I-Shares are not subject to the 25% limitation regarding investments in MLPs and other entities treated as qualified publicly traded partnerships. MLP affiliates also include the publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP.

Other Equity Securities. We may also invest in all types of publicly traded equity securities, including but not limited to, preferred equity, convertible securities, depository receipts, limited partner interests, rights and warrants of underlying equity securities, exchange traded funds, limited liability companies and REITs.

Non-U.S. Securities. We may invest up to 50% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers). These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.

Restricted Securities. We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments in securities of listed companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, and (iii) unregistered securities of public companies that become freely tradable with the passage of time. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct investments because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities.

Restricted securities obtained by means of direct investments are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act.

Debt Securities. We may invest up to 20% of our total assets in debt securities, including securities rated below investment grade, commonly referred to as “junk bonds.” Our debt securities may have fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred and payment in kind features, and may include securities that are or are not exchange traded. To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of us and our stockholders.

Temporary Investments and Defensive Investments. Pending investment of offering or leverage proceeds, we may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. We may invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on pipeline and other energy infrastructure companies or yields on lower rated fixed income securities. To the extent we invest in these securities for defensive purposes, we may not achieve our investment objective.

MANAGEMENT OF THE FUNDS

Directors and Officers

TTP and NDP each have the same investment adviser and the same Board of Directors.  Unless otherwise indicated, the disclosure in this section applies to TTP and NDP.  TTP and NDP’s business and affairs are managed under the direction of the Board of Directors. Accordingly, the Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by the Adviser. Our officers are responsible for our day-to-day operations.  Our directors and officers and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. The Board of Directors is divided into three classes. Directors of each class are elected to serve three year terms and until their successors are duly elected and qualify. Each year only one class of directors is elected by the stockholders. Unless otherwise indicated, the address of each director and officer is 5100 W. 115th Place, Leawood, Kansas 66211. The Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates (“Independent Directors”).

Name and Age*	Position(s) Held With TTP and NDP and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held
Independent Directors

Conrad S. Ciccotello (Born 1960)	Director of TTP and NDP since inception
Professor and the Director, Reiman School of Finance, University of Denver (faculty member since 2017); Senior Consultant to the finance practice of Charles River Associates, which provides economic, financial, and management consulting services (since May 2020); Associate Professor and Chairman of the Department of Risk Management and Insurance, Director of the Asset and Wealth Management Program, Robinson College of Business, Georgia State University (faculty member from 1999 to 2017); Investment Consultant to the University System of Georgia for its defined contribution retirement plan (2008-2017); Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.
			7	Director of TYG, NTG, TPZ and TEAF since inception. CorEnergy Infrastructure Trust, Inc.; Peachtree Alternative Strategies Fund

Rand C. Berney (Born 1955)	Director of TTP and NDP.	Executive-in-Residence, College of Business Administration, Kansas State University since 2012; Formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from April 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to April 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002; Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.	6	Director of TYG, NTG and TPZ since January 1, 2014; Director of TEAF since inception.

Alexandra A. Herger (Born 1957)	Director of TTP and NDP since January 1, 2015.
Retired in 2014; Previously interim vice president of global exploration for Marathon Oil and director of international exploration and new ventures for Marathon Oil from 2008 to 2014; Held various positions with Shell Exploration and Production Co. between 2002 and 2008; Member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society; Member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010; Director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange; Director of EMGS (Oslo), Tethys Oil (Stockholm), and member of PGS (Oslo) nomination committee.
			6	Director of TYG, NTG and TPZ since January 1, 2015; Director of TEAF since inception.

Jennifer Paquette (Born 1962)	Director of TTP and NDP since May 18, 2018.	Retired in 2017; Previously Chief Investment Officer of the Public Employees’ Retirement Association of Colorado (“Colorado PERA”) from 2003 to 2017; Held various positions within Colorado PERA from 1999 to 2003 and 1995 to 1996; Formerly Vice-President Institutional Account Executive at Merrill Lynch, Pierce, Fenner & Smith from 1991 to 1994; Vice-President, Portfolio Manager and Analyst at Alliance Capital Management from 1987 to 1991; Portfolio Assistant and Assistant at Mitchell Hutchins Asset Management from 1985 to 1987. CFA charterholder.	6	Director of TYG, NTG and TPZ since May 18, 2018; Director of TEAF since inception.

Interested Directors and Officers(2)
Name and Age*	Position(s) Held With TTP and NDP and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer(1)	Other Public Company Directorships Held

H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since its inception	Member of the Board of Directors of the Adviser; Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Chartered Financial Analyst (“CFA”) charterholder.	6	Director of TYG, NTG, TPZ and TEAF since inception.

Name and Age*	Position(s) Held With TTP and NDP and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer(1)	Other Public Company Directorships Held

P. Bradley Adams (Born 1960)	Chief Executive Officer of TTP and NDP since June 30, 2015; Principal Financial Officer and Treasurer of each of TTP and NDP since May 2017; Chief Financial Officer of each of TTP and NDP from its inception to June 30, 2015.	Chief Executive Officer of TYG, NTG and TPZ since June 30, 2015; Principal Financial Officer and Treasurer of each of TYG, NTG and TPZ since May 2017; Chief Financial Officer of NTG from 2010 to June 30, 2015, and of each of TYG and TPZ from 2011 to June 30, 2015; Chief Executive Officer and Principal Financial Officer of TEAF since its inception in March 2019. Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Executive Officer and Principal Financial Officer of TSIFX since its inception in March 2018	7	None

Brian A. Kessens (Born 1975)	President of TTP since June 30, 2015.	President of TPZ since June 30, 2015. Senior Portfolio Manager of the Adviser since February 2019; Managing Director of the Adviser since January 2015 and a member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser from July 2013 to January 2019; Senior Investment Analyst of the Adviser from June 2012 to July 2013; CFA charterholder.	2	None

Robert J. Thummel, Jr. (Born 1972))	President of NDP since June 30, 2015.	Senior Portfolio Manager of the Adviser since February 2019; Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser from July 2013 to January 2019; Senior Investment Analyst of the Adviser from June 2012 to July 2013.	1	None

Shobana Gopal (Born 1962)	Vice President of TTP and NDP since June 30, 2015.	Vice President of TYG, NTG and TPZ since June 30, 2015, and of TEAF since its inception in March 2019. Director, Tax of the Adviser since January 2013; Tax Analyst of the Adviser from September 2006 through December 2012; Vice President of TSIFX since its inception in March 2018.	7	None

Ryan Channell (Born 1985)	Vice President of TTP and NDP since June 2020; Assistant Vice President of TTP and NDP from May 2017 to June 2020.	Vice President of TYG, NTG, TPZ and TEAF since June 2020 and Assistant Vice President of TYG, NTG and TPZ from May 2017 to June 2020 and of TEAF from its inception to June 2020. Director- Financial Operations of the Adviser since January 2020; Vice President-Financial Operations of the Adviser from 2017 to 2020; Senior Financial Operations Analyst of the Adviser from 2015 to 2017	6	None

Courtney Gengler (Born 1986)	Vice President of TTP and NDP since June 2020; Assistant Treasurer of TTP and NDP since May 2017.	Vice President of TYG, NTG, TPZ and TEAF since June 2020; Assistant Treasurer of TYG, NTG and TPZ since May 2017 and of TEAF since its inception. Director- Financial Operations of the Adviser since January 2020; Vice President-Accounting and Financial Reporting from 2017 to 2020.	6	None

Diane Bono (Born 1958)	Chief Compliance Officer of each of TTP and NDP since its inception; Secretary of TTP and NDP since May 2013.	Chief Compliance Officer of TYG since 2006 and of each of NTG, TPZ and TEAF since its inception; Secretary of TYG, NTG and TPZ since May 2013 and of TEAF since its inception in March 2019. Managing Director of the Adviser since January 2018; Chief Compliance Officer of the Adviser since June 2006; Chief Compliance Officer and Secretary of TSIFX since its inception in March 2018.	7	None

(1)
As of November 30, 2020, for each executive officer, the Fund Complex included Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise Midstream Energy Fund, Inc. (“NTG”), TTP, NDP and Tortoise Essential Assets Income Term Fund (“TEAF”) and for Mr. Adams and Mses. Bono and Gopal, the Fund Complex also includes Ecofin Tax-Advantaged Social Impact Fund, Inc. (“TSIFX”), for which they serve as officers.

(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

 *The address of each director and officer is 5100 W. 115th Place, Leawood, Kansas 66211.

In addition to the experience provided in the table above, each director possesses the following qualifications, attributes and skills, each of which factored into the conclusion to invite them to join the Funds’ Board of Directors: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and expertise in energy infrastructure MLPs; Mr. Berney, experience as a college professor, executive leadership and business experience; Ms. Herger, executive leadership and business experience; Ms. Paquette, investment management experience as a chief investment officer of a state public employees’ retirement association; and Mr. Birzer, investment management experience as an executive, portfolio manager and leadership roles with the Adviser.

Other attributes and qualifications considered for each director in connection with their selection to join the Board of Directors of each Company were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a director for all of the Companies. In addition, as to each director other than Mr. Birzer, his or her status as an Independent Director; and, as to Mr. Birzer, his roles with the Adviser were an important factor in his selection as a director. No experience, qualification, attribute or skill was by itself controlling.

Mr. Birzer serves as Chairman of the Board of Directors of each Company. Mr. Birzer is an “interested person” of the Companies within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects each Board of Directors’ belief that his experience, familiarity with each Company’s day-to-day operations and access to individuals with responsibility for each Company’s management and operations provides the Board of Directors with insight into each Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address each Company’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Ciccotello serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the four directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and each Company’s management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of each Company’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

Audit and Valuation Committee. The Audit and Valuation Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is available at the Funds’ link on the Adviser’s website (www.tortoiseecofin.com) and in print to any stockholder who requests it from the Secretary of the Funds at 5100 W. 115th Place, Leawood, Kansas 66211. The Committee: (i) approves and recommends to the Board the selection, retention or termination of the independent registered public accounting firm (“auditors”); (ii) approves services to be rendered by the auditors and monitors the auditors’ performance; (iii) reviews the results of each Fund’s audit; (iv) determines whether to recommend to the Board that the Funds’ audited financial statements be included in the Funds’ Annual Report; and (v) responds to other matters as outlined in the Committee Charter. Each Committee member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Funds as defined in the 1940 Act. The Board of Directors of each Fund has determined that Conrad S. Ciccotello and Rand C. Berney are each an “audit committee financial expert.” In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Nominating and Governance Committee. Each Nominating and Governance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” as defined in the 1940 Act. The Nominating and Governance Committee of each Fund operates under a written charter adopted and approved by the Board, a current copy of which is available at the Funds’ link on the Adviser’s website (www.tortoiseecofin.com). The Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v) may not delegate its authority. The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with the Funds’ Bylaws. Nominees recommended by stockholders in compliance with the Bylaws will be evaluated on the same basis as other nominees considered by the Committee. The Bylaws of each Fund require all nominees for directors, at the time of nomination, (1) to be at least 21 and less than 75 years of age and have substantial expertise, experience or relationships relevant to the business of the Fund, or (2) to be a current director of that has not reached 75 years of age. The Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director.

Compliance Committee. Each Compliance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” as defined in the 1940 Act. Each Compliance Committee operates under a written charter adopted and approved by the Board. The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with the Funds’ Code of Ethics; and handles other matters as the Board or committee chair deems appropriate.

The Board of Directors’ role in risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on business operations, investment performance or reputation, but relies upon management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from management regarding its investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with the Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit and Valuation Committee and such other standing or special committees as may be established from time to time. For example, the Audit and Valuation Committee will regularly meet with the independent public accounting firm to review, among other things, reports on internal controls for financial reporting.

The Board of Directors believes that not all risks can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

For the 2020 fiscal year, each independent director receives an annual retainer from each Fund as set forth below. Additionally, for the period from December 1, 2019 through March 31, 2020, each independent director received a fee of $1,000 for each meeting of the Board of Directors and Audit and Valuation Committee he or she attended in person (or $500 for each Board and Audit and Valuation Committee meeting attended telephonically, or for each Audit and Valuation Committee meeting attended in person held on the same day as a Board meeting) as well as $500 for each other committee meeting attended in person or telephonically (other than Audit and Valuation Committee meetings). Effective April 1, 2020, each independent director receives a fee of $1,000 for each meeting of the Board of Directors and Audit and Valuation Committee he or she attends in person (or $100 for each Board and Audit and Valuation Committee meeting attended telephonically, and $500 for each Audit and Valuation Committee meeting attended in person held on the same day as a Board meeting) as well as $500 for each other committee meeting attended in person or $100 telephonically (other than Audit and Valuation Committee meetings).  The Lead Independent Director and the Chairman of the Audit and Valuation Committee each receives an additional annual retainer as set forth below. Each other committee chairman receives an additional annual retainer of $1,000. The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees.

The table below sets forth the compensation paid to the directors by us for the fiscal year ended November 30, 2019.

Name and Position With the Fund	Aggregate Compensation From the	Aggregate Compensation From the Company and Fund Complex Paid to Directors*
Independent Directors
Conrad S. Ciccotello	$31,500	$207,250
Rand C. Berney	$30,500	$181,500
Alexandra A. Herger	$30,500	$181,500
Jennifer Paquette	$29,500	$175,750

Interested Directors
H. Kevin Birzer	$0	$0

The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company as of December 31, 2019.

Name of Director	Aggregate Dollar Range of Company Securities Beneficially Owned By Director***	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*
Independent Directors
Conrad S. Ciccotello	$10,001-$50,000	Over $100,000
Rand C. Berney	$10,001-$50,000	Over $100,000
Alexandra A. Herger	None	$10,001-$50,000
Jennifer Paquette	$1-$10,000	$10,001-$50,000
Interested Directors
H. Kevin Birzer	Over $100,000	Over $100,000

*Includes the Company, TYG, TPZ, NTG, TTP, NDP and TEAF. Amounts based on the closing price of each of TYG’s, TPZ’s, NTG’s, TTP’s, NDP’s and TEAF’s common shares on the New York Stock Exchange on December 31, 2019.  For Mr. Ciccotello, also includes TSIFX, based upon the reported per share net asset value at December 31, 2019.

***As of December 31, 2019, the officers and directors of the Company, as a group, owned less than 1% of any class of the Company’s outstanding shares of stock.

Control Persons

As of                      , 2020, to the knowledge of TYG, the following persons own 5% or more of its shares of preferred stock.

Name and Address	Number of TTP Preferred Shares *	Percent of Class
Prudential Financial, Inc. (*) 751 Broad Street Newark, NJ 07102-377	244,000	100%

Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

Our Charter authorizes, to the maximum extent permitted by Maryland law and the 1940 Act, us to indemnify any present or former director or officer or any individual who, while a director or officer of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours or as a present or former director, officer, partner, manger, member or trustee of another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law to indemnify any present or former director or officer or any individual who, while a director of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manger, member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act which prohibits us from indemnifying any director, officer or other individual (including advancing legal fees or making payments for settlements and judgments) from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of ours or a predecessor of ours.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act, which prohibits us from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals.

Investment Adviser

Our investment adviser is Tortoise Capital Advisors, L.L.C. (the “Adviser”), a registered investment adviser specializing in energy infrastructure investing including midstream and power and renewable infrastructure.

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirectly wholly owned subsidiary of TortoiseEcofin Investments, LLC (“TortoiseEcofin Investments”). TortoiseEcofin Investments holds multiple wholly owned essential asset and income-oriented SEC registered investment advisers. A vehicle formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in TortoiseEcofin Investments. Certain employees in the TortoiseEcofin Investments complex also own interests in TortoiseEcofin Investments. Our Adviser is located at 5100 W. 115th Place, Leawood, Kansas 66211. As of November 30, 2020, our Adviser had approximately $6.6 billion in assets under management.

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Adviser, subject to overall supervision by the Board, manages our investments. The Adviser regularly provides us with investment research advice and supervision and will furnish continuously an investment program for us, consistent with our investment objective and policies.

Primary responsibility for the day-to-day management of our investment portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, Robert J. Thummel, Jr., Stephen Pang, and Nicholas S. Holmes. The investment committee of the Adviser, comprised of certain of these portfolio managers and other employees of the Adviser, provides investment strategy oversight to the portfolio management team who implements the strategy. While responsibility for monitoring, review, and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach. Each of Messrs. Kessens, Mick, Sallee, Thummel, Pang, and  Holmes has an employment-related agreement with the Adviser and receives base compensation for the services he provides. They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. The Adviser’s earnings are based in part on the value of assets held in our portfolio, as the Adviser’s fee is a percentage of our average monthly Managed Assets. Additional benefits received by Messrs. Kessens, Mick, Sallee, Thummel, Pang, and Holmes are normal and customary employee benefits generally available to all full-time employees. Each of Messrs. Kessens, Mick, Sallee, Thummel, Pang, and Holmes owns an equity interest in TortoiseEcofin Investments, LLC and each thus benefits from increases in the net income of the Adviser.

The following table provides information about the number of and total assets in other accounts managed by the portfolio managers as of November 30, 2020.

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Brian A. Kessens
Registered investment companies		$
Other pooled investment vehicles		$		$
Other accounts		$
James R. Mick
Registered investment companies		$
Other pooled investment vehicles		$		$
Other accounts		$
Matthew G.P. Sallee
Registered investment companies		$
Other pooled investment vehicles		$		$
Other accounts		$
Robert J. Thummel, Jr.
Registered investment companies		$
Other pooled investment vehicles		$		$
Other accounts		$
Stephen Pang
Registered investment companies		$
Other pooled investment vehicles		$		$
Other accounts		$
Nicholas S. Holmes
Registered investment companies
Other pooled investment vehicles
Other accounts

None of Messrs. Kessens, Mick, Sallee, Thummel, Pang or Holmes receive any direct compensation from the Company or any other of the managed accounts reflected in the table above.

The following table sets forth the dollar range of our equity securities beneficially owned by each of the portfolio managers as of November 30, 2020.

Name of Manager	Aggregate Dollar Range of Company Securities Beneficially Owned by Manager
	TTP	NDP

Brian A. Kessens	$10,001-$50,000	$1-$10,000
James R. Mick	$1-$10,000	None
Matthew G.P. Sallee	$1-$10,000	$1-$10,000
Robert J. Thummel, Jr.	$1-$10,000	$1-$10,000
Stephen Pang	None	None
Nicholas S. Holmes	None	None

In addition to portfolio management services, the Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations.

Compensation and Expenses

Tortoise Pipeline & Energy Fund, Inc.  Under its advisory agreement, TTP pays the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 1.10% of its average monthly Managed Assets. Managed Assets means the total assets of the Company (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than debt entered into for the purpose of leverage and the aggregate liquidation preference of any outstanding preferred stock. Because the management fees paid to the Adviser are based upon a percentage of our Managed Assets, fees paid to the Adviser will be higher if we are leveraged; thus, the Adviser will have an incentive to use leverage. The Adviser intends to use leverage only when it believes it will serve the best interests of our stockholders. TTP’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the sum of the daily Managed Assets for the month divided by the number of days in the month. The fees are payable for each calendar quarter within five days after the end of that quarter.

The advisory agreement has a term ending on December 31, 2021 and may be continued from year to year thereafter as provided in the 1940 Act.  The continuation of the advisory agreement was most recently approved by the Board of Directors in November 2020.  A discussion regarding the basis of the Board of Directors’ decision to approve the continuation of the advisory agreement will be available in TTP’s Annual Report to stockholders for the fiscal year ended November 30, 2020.

Tortoise Energy Independence Fund, Inc.  Under its advisory agreement, NDP pays the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 1.10% of its average monthly Managed Assets. Managed Assets means the total assets of the Company (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than debt entered into for the purpose of leverage and the aggregate liquidation preference of any outstanding preferred stock. Because the management fees paid to the Adviser are based upon a percentage of our Managed Assets, fees paid to the Adviser will be higher if we are leveraged; thus, the Adviser will have an incentive to use leverage. The Adviser intends to use leverage only when it believes it will serve the best interests of our stockholders. NDP’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the sum of the daily Managed Assets for the month divided by the number of days in the month. The fees are payable for each calendar quarter within five days after the end of that quarter.

The advisory agreement has a term ending on December 31, 2021 and may be continued from year to year thereafter as provided in the 1940 Act.  The continuation of the advisory agreement was most recently approved by the Board of Directors in November 2020.  A discussion regarding the basis of the Board of Directors’ decision to approve the continuation of the advisory agreement will be available in NDP’s Annual Report to stockholders for the fiscal year ended November 30, 2020.

Combined Fund.  The Combined Fund will pay the Adviser a fee equal to, on an annualized basis, 1.00% of its average monthly Managed Assets.

The Advisory Agreement provides that we will pay all expenses other than those expressly stated to be payable by the Adviser, which expenses payable by us shall include, without implied limitation: (1) expenses of maintaining the Company and continuing our existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements in which we participate; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing our shares with a stock exchange, and expenses of issuance, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing our interests; (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders; including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values); (14) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents and registrars for all services to us; (15) compensation and expenses of our directors who are not members of the Adviser’s organization; (16) pricing and valuation services employed by us; (17) all expenses incurred in connection with leveraging of our assets through a line of credit, or issuing and maintaining preferred stock or instruments evidencing indebtedness of the Company; (18) all expenses incurred in connection with the offering of our common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

The Advisory Agreement provides that the Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising a Fund’s portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, the Adviser shall be liable for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser’s willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser’s duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of the Adviser’s obligations under the Advisory Agreement.  The Combined Fund’s Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. The Combined Fund’s Advisory Agreement may be terminated by the Adviser or the Fund, without penalty, on sixty (60) days’ written notice to the other.  The Advisory Agreement will terminate automatically in the event of its assignment.

Code of Ethics

We and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of ours and the Adviser (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of ours and our Adviser (“Covered Persons”) to invest in securities, including securities that may be purchased or held by us. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as us. Among other things, the Codes prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

Our Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. Our Code of Ethics is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Our Code of Ethics is also available on our Adviser’s website at www.tortoiseecofin.com.

NET ASSET VALUE

We compute our net asset value for our shares of common stock as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. We currently make our net asset value available for publication daily. Our investment transactions are generally recorded on a trade date plus one day basis, other than for quarterly and annual reporting purposes. For purposes of determining the net asset value of a share of common stock, our net asset value will equal the value of our total assets (the value of the securities we hold, plus cash or other assets, including interest accrued but not yet received) less (1) all of its liabilities (including without limitation accrued expenses), (2) accumulated and unpaid interest payments and distributions on any outstanding debt or preferred stock, respectively, (3) the aggregate liquidation value of any outstanding preferred stock, (4) the aggregate principal amount of any outstanding senior notes, including any series of Tortoise Notes, and (5) any distributions payable on the common stock. The net asset value per share of our common stock will equal our net asset value divided by the number of outstanding shares of common stock.

Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the “Accounting Services Provider”), the Accounting Services Provider will value our assets in accordance with Valuation Procedures adopted by the Board of Directors. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Adviser and ratified by the Board. Securities for which market quotations are readily available shall be valued at “market value.” Any other securities shall be valued pursuant to fair value methodologies approved by the Board.

Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or over-the-counter or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last sale price of a security on the day we value our assets or a market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options on futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or over-the-counter (“OTC”) market for an option, futures contract or option on futures contracts, the Accounting Services Provider will use for exchange traded options, the mean between the highest bid and lowest asked prices obtained as of the closing of the exchanges on which the option is traded, and for non-exchange traded options and futures, the calculated mean based on bid and asked prices obtained from the OTC market.

If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures adopted by the Board. The Valuation Procedures provide that the Adviser will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain preapproved methodologies will be presented to the Board or a designated committee thereof for approval no less frequently than quarterly. The Valuation Procedures currently provide for methodologies to be used to fair value equity securities and debt securities. With respect to equity securities, among the factors used to fair value a security subject to restrictions on resale is whether the security has a common share counterpart trading in a public market. If a security does not have a common share counterpart, the security shall be valued initially and thereafter by the Investment Committee of the Adviser or other employees of the Adviser designated by the Investment Committee (the “Pricing Committee”) based on all relevant factors and such valuation will be presented to the Board for review and ratification no less frequently than quarterly. If a security has a common share counterpart trading in a public market or is convertible into publicly-traded common shares, the Pricing Committee shall determine an appropriate percentage discount for the security in light of its resale restrictions and/or, as applicable, conversion restrictions and other factors.

With respect to debt securities, among the various factors that can affect the value of such securities are (i) whether the issuing company has freely trading debt securities of the same maturity and interest rate; (ii) whether the issuing company has an effective registration statement in place for the securities; and whether a market is made in the securities. Subject to the particular considerations of an issue, debt securities generally will be valued at amortized cost.

The foregoing methods for fair valuing securities may be used only as long as the Adviser believes they continue to represent fair value and the discussion above is qualified in its entirety by our Valuation Procedures.

PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

Our Adviser is responsible for decisions to buy and sell securities for us, broker-dealer selection, and negotiation of brokerage commission rates. Our Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, our Adviser will initially consider their ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, and the quality of execution and custodial services. Our Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, it has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. Such research is provided to investment advisers who utilize these firms. While our Adviser may review certain of the research received, it does not consider this research when selecting brokers to execute client transactions. Our Adviser does not put a specific value on unsolicited research, nor does it attempt to estimate and allocate the relative costs or benefits among its clients. The price to us in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

In evaluating placement agent proposals, we consider each broker’s access to issuers of securities and experience in the applicable market. In addition to these factors, we consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to us and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on our behalf to such brokers and dealers who also provide research or statistical material or other services to us or the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor. For the fiscal years ended November 30, 2017, November 30, 2018 and November 30, 2019, we paid aggregate brokerage commissions of $189,921, $190,323 and $189,544, respectively. No direct placement fees were paid in fiscal 2017, 2018 or 2019.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. For the fiscal years ended November 30, 2018 and 2019 the portfolio turnover rate was 14.3% and 21.3%, respectively. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover also may result in recognition of gains that will increase our taxable income, possibly resulting in an increased tax liability, as well as increasing our current and accumulated earnings and profits resulting in a greater portion of the distributions on our stock being treated as taxable dividends for federal income tax purposes. See “Certain Federal Income Tax Matters.”

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a general summary of certain federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets. More detailed information regarding the federal income tax consequences of investing in our securities is in the statement of additional information.

Company Federal Income Taxation

The following discussion is a summary of certain U.S. federal income tax considerations affecting us and our stockholders. The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all federal income, estate or gift, or state, local or foreign tax concerns affecting the Company and its stockholders (including stockholders owning large positions in us). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Company.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status, such as a financial institution, “real estate investment trust,” insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes our stock is held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. stockholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of our shares that is an individual, corporation, trust, or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds our shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

We intend to elect to be treated as, and to qualify each year for the special tax treatment afforded, a regulated investment company (“RIC”) under Subchapter M of the Code. As long as we meet certain requirements that govern our source of income, diversification of assets and distribution of earnings to stockholders, we will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its stockholders. With respect to the source of income requirement, we must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above. For purposes of the income test, we will be treated as receiving directly our share of the income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, we must diversify our holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If we qualify as a RIC and distribute to our stockholders at least 90% of the sum of (i) our “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of our gross tax- exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, we will be relieved of U.S. federal income tax on any income, including long-term capital gains, distributed to stockholders. However, if we retain any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), we will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. We intend to distribute at least annually substantially all of our investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, we will generally be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if we fail to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of our ordinary income (computed on a calendar year basis), (2) 98.2% of our capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. We generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not currently expect to be subject to this excise tax.

We intend to invest a portion of our assets in MLPs. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income. However, not more than 25% of the value of a RIC’s total assets can be invested in the securities of qualified publicly traded partnerships. We intend to invest only in MLPs that will constitute qualified publicly traded partnerships for purposes of the RIC rules, and not more than 25% of the value of our total assets will be invested in the securities of publicly traded partnerships.

Federal Income Taxation of MLPs

MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well - capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level - that of the partner.

The Code generally requires “publicly traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly traded partnership satisfies certain requirements and does not elect otherwise, the publicly traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each taxable year at least 90% of its gross income from Qualifying Income.

Qualifying Income for MLPs includes interest, dividends, real property rents, gain from the sale or other disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). Most MLPs today are in energy, timber, or real estate related businesses.

Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

When the units are sold, the difference between the sales price and the investor’s adjusted basis is the gain or loss for federal income tax purposes. The partner generally will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased resulting from the basis decrease resulting from prior distributions; or (2) his basis reaches zero.

Failure to Qualify as a RIC

If we are unable to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any year, we will be taxed in the same manner as an ordinary corporation and distributions to our stockholders will not be deductible by us in computing our taxable income. In such event, our distributions, to the extent derived from our current or accumulated earnings and profits, would constitute dividends, which would generally be eligible for the dividends received deduction available to corporate stockholders, and non-corporate stockholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholders’ tax basis in our shares, and any remaining distributions would be treated as a capital gain. Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. To qualify as a RIC in a subsequent taxable year, we would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we would be subject to tax on any unrealized built-in gains in the assets held by us during the period in which we failed to qualify for tax treatment as a RIC that are recognized within the subsequent 5 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Stockholders

Assuming we qualify as a RIC, distributions we pay to you from our investment company taxable income will generally be taxable to you as ordinary income to the extent of our earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by us) may qualify (i) in the case of corporate stockholders, for the dividends received deduction under Section 243 of the Code to the extent that our income consists of dividend income from U.S. corporations, excluding distributions from certain entities, including REITs, or (ii) in the case of individual stockholders, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which generally provides for a maximum rate of 20%) to the extent that we receive qualified dividend income, and provided in each case that certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the stock. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, will be taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our shares. The maximum tax rate on capital gain dividends received by individuals is generally 20%.

Distributions in excess of our earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gain to you. Under current law, the maximum tax rate on long-term capital gains and qualified dividend income is 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) will be taxed as ordinary income. In addition, certain stockholders may be subject to an additional 3.8% Medicare tax on net investment income. Generally, not later than 60 days after the close of its taxable year, we will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, we will be required to apportion tax preference items under the AMT between us and the stockholders and this may affect the stockholders’ AMT liabilities. The tax preference items are any items that are treated differently for AMT purposes. We intend in general to apportion these items in the same proportion that dividends paid to each shareholder bear to our taxable income (determined without regard to the dividends paid deduction). Sales and other dispositions of our shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in our shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of our shares will generally result in capital gain or loss to you equal to the difference between the amount realized and your adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of our shares generally will be disallowed if you acquire other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum rate of 37%, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if we pay you a distribution in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such distribution will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the distribution was declared. A stockholder may elect not to have all distributions automatically reinvested in our shares pursuant to the Plan. If a stockholder elects not to participate in the Plan, such stockholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions will generally be taxable, as discussed above, regardless of whether a stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares.

If a stockholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the stockholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the stockholder would have received if the stockholder had elected to receive cash. Under certain circumstances, however, if a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares, the stockholder may be treated as receiving a taxable distribution equal to the fair market value of the stock the stockholder receives.

We intend to distribute substantially all realized capital gains, if any, at least annually. If, however, we were to retain any net capital gain, we may designate the retained amount as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Company on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a stockholder of the Company will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholders.

Withholding and Other

Further, certain of our investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions,(iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Company will seek to avoid or minimize any adverse tax consequences of its investment practices.

We may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. We do not expect to satisfy the requirements for passing through to our stockholders their pro rata shares of qualified foreign taxes paid by us, with the result that stockholders will not be entitled to a tax deduction or credit for such taxes on their own US federal income tax returns, although our payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing our taxable income.

We are required in certain circumstances to backup withhold at a current rate of 24% (this rate is applicable for tax years 2018 through 2025) on taxable distributions and certain other payments paid to certain holders of our shares who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

U.S. Federal Income Tax Considerations for Non-U.S. Stockholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of our stock (a “Non-U.S. Stockholder”).

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. Stockholder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary does not address (i) any Non-U.S. Stockholder that holds, at any time, more than 5 percent of our stock, directly or under ownership attribution rules applicable for purposes of Section 897 of the Code, or (ii) any Non-U.S. Stockholder whose ownership of our shares is effectively connected with the conduct of a trade or business in the United States.

As indicated above, we intend to elect to be treated, and to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that we will qualify as a RIC in each of its taxable years. Distributions of our investment company taxable income to Non-U.S. Stockholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. Stockholder will be required to provide an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) certifying its entitlement to benefits under a treaty. Distributions made out of “qualified interest income” or net short-term capital gain in any taxable year beginning before January 1, 2012 will generally not be subject to this withholding tax. If, however, a Non-U.S. Stockholder who is an individual has been present in the United States for 183 days or more during the taxable year and meets certain other conditions, any such distribution of net short-term capital gain will be subject to U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable income tax treaty).

Actual or deemed distributions of our net capital gains to a Non-U.S. Stockholder, and gains realized by a Non-U.S. Stockholder upon the sale of our stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. Stockholder may be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. Stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. Stockholder will be allowed as a credit against such Non-U.S. Stockholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Additional Considerations

Unearned Income Medicare Tax. For taxable years beginning after December 31, 2012, a 3.8 percent tax generally is imposed on some or all of the net investment income of certain individuals with modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers or surviving spouses or $125,000 if married and filing separately) and on some or all of the undistributed net investment income of certain estates and trusts. With respect to individuals, the tax is imposed on the lesser of (i) the individual’s net investment income for such taxable year or (ii) the excess of the individual’s modified adjusted gross income for such taxable year over the applicable threshold amount (generally $200,000 but $250,000 if filing jointly or a surviving spouse and $125,000 if married and filing separately). For these purposes, “net investment income” will generally include interest (including interest on our debt securities), dividends (including dividends paid with respect to our stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock and debt securities) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Foreign Account Tax Compliance Act Withholding. Sections 1471 through 1474 of the Code (“FATCA”) generally impose a U.S. federal withholding tax of 30% on certain payments of dividends, interest or gross proceeds from the disposition of stock or a debt instrument paid to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. The new withholding obligations do not apply to payments on, or with respect to, debt obligations that are outstanding on July 1, 2014 unless such obligations are significantly modified (and thus are treated as being reissued for U.S. federal income tax purposes) after such date. Non-U.S. holders should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Company and its security holders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Security holders (and prospective holders) are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

PROXY VOTING POLICIES

We and the Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which we believe are reasonably designed to ensure that proxies are voted in our best interests and our stockholders best interests. Subject to the oversight of the Board, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. Because of the unique nature of MLPs in which we primarily invest, the Adviser shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, we do not believe it is prudent to adopt pre-established voting guidelines.

In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders.

The Chief Executive Officer is responsible for monitoring corporate actions and ensuring that (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser, or a Managing Director of the Adviser designated by the Investment Committee, and shall be executed by the Chief Executive Officer or, if the proxy may be voted electronically, electronically voted by the Chief Executive Officer or his designee. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders on the one hand, and the Adviser, the principal underwriters, or any affiliated persons of us, on the other hand, management may (i) disclose the potential conflict to the Board of Directors and obtain consent; or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

Information regarding how we voted proxies for the 12-month period ended June 30, 2020, is available without charge by calling us at 1-866-362-9331. You also may access this information on the SEC’s website at http://www.sec.gov. The Adviser’s website at tortoiseecofin.com provides a link to all of our reports filed with the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri, serves as our independent registered public accounting firm. Ernst & Young LLP provides audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

ADMINISTRATOR AND CUSTODIAN

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as our administrator and provides certain back-office support such as payment of expenses and preparation of financial statements and related schedules. We pay the administrator a monthly fee computed at an annual rate of 0.04% of the first $1 billion of our Managed Assets, 0.01% on the next $500 million of our Managed Assets and 0.005% on the balance of our Managed Assets. For the fiscal years ended November 30, 2017, November 30, 2018 and November 30, 2019, we paid U.S. Bancorp Fund Services, LLC $114,306, $108,436 and $100,697, respectively for administrative services.

U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 serves as the custodian of our cash and investment securities. We pay the custodian a monthly fee computed at an annual rate of 0.004% of our portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

INTERNAL ACCOUNTANT

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as our internal accountant. For its services, we pay U.S. Bancorp a fee computed at $24,000 for the first $50 million of our net assets, 0.0125% on the next $200 million of net assets, 0.0075% on the next $250 million of net assets, and 0.0025% on the balance of our net assets. For the fiscal years ended November 30, 2017, 2018 and 2019, we paid U.S. Bancorp $52,154, $48,843 and $45,560, respectively, for internal accounting services.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common stock offered hereby, has been filed by us with the SEC. The Joint Proxy Statement/Prospectus and this Merger Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the Joint Proxy Statement/Prospectus and this Merger Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

Set forth in Appendix A hereto is unaudited pro forma financial information for TTP giving effect to the Merger.

APPENDIX A

PRO FORMA FINANCIAL INFORMATION
(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that would have actually resulted if both the proposed merger of Tortoise Energy Independence Fund, Inc. (“NDP”) into Tortoise Pipeline & Energy Fund, Inc. (“TTP”) (the “Merger”) had been approved by stockholders and the Merger had been consummated. The closing of the Merger is contingent upon certain conditions being satisfied or waived, including that stockholders of NDP must approve the Merger for their Fund and that stockholders of TTP must approve the Merger, including the issuance of additional common shares in connection with the Merger. These pro forma numbers have been estimated in good faith based on information regarding the Funds as of October 31, 2020. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Funds, which are available in their respective annual stockholder reports.

Narrative Description of the Pro Forma Effects of the Merger

Note 1 – Merger

Under the terms of the Merger, the assets and liabilities of NDP will be combined with the assets and liabilities of TTP and stockholders of NDP will become stockholders of TTP.  As a result of the Merger, each share of common stock of NDP will convert into newly-issued TTP Common Shares.  The aggregate NAV of TTP Common Shares received by NDP common stockholders in the Merger will equal the aggregate NAV of NDP common stock held on the business day prior to closing of the Merger, less the costs of the Merger attributable to NDP common shares (although NDP common stockholders will receive cash in lieu of fractional TTP Common Shares).  TTP will be the accounting survivor following the closing of the Merger.

The Merger is intended to qualify as a tax-free reorganization. As such, no gain or loss should be recognized by NDP or its stockholders upon the closing of the Merger.  However, NDP stockholders may recognize gain or loss with respect to cash they receive pursuant to the Merger in lieu of fractional TTP Common Shares.

Note 2 – Merger Costs

Each Fund will bear expenses incurred in connection with the Merger, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Merger Agreement and the registration statement on Form N-14, SEC filing fees and legal and accounting fees in connection with the Merger, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings, stock exchange fees, transfer agency fees and any similar expenses incurred in connection with the Merger.  The Funds will share equally with the Adviser the costs associated with the Merger, with a cap for the Funds of $125,000 in the aggregate.  Expenses specific to one or each of TTP or NDP are expensed as incurred while non-fund specific expenses are allocated on a pro rata basis based upon net assets.  If the Merger is approved, expenses are estimated to be $76,911 for TTP and $48,089 for NDP, for a total of $125,000.  Costs related to the Merger are currently estimated to be approximately 0.2% of net assets, which equates to $0.03 per share for TTP and $0.03 per share for NDP as of October 31, 2020.

Note 3 – Basis of Pro Forma and Pro Forma Adjustments

The unaudited pro forma financial information has been prepared to give effect to the proposed Merger, assuming both the Merger were approved and consummated on October 31, 2020.  The pro forma information has been derived from the books and records used in calculating net asset values of TTP and NDP and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Merger.

A-1

The table below reflects adjustments to annual expenses made to the Pro Forma Combined Fund as if the Merger had taken place on October 31, 2020. Percentages presented below are the increase (decrease) in expenses divided by the Pro Forma Combined Fund Net Assets Applicable to Common Shares as of October 31, 2020. Pro Forma Combined Fund net assets will increase by the amount of the reduction in expenses. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

	Increase (Decrease)
Expense Category	Dollar Amount	Percentage
Interest expense (1)	$(3,856)	(0.01)%
Advisory fees (2)	(134,855)	(0.21)%
Fund administration fees (3)	(1,627)	(0.00	)%(4)
Fund accounting fees (3)	(22,181)	(0.03)%
Professional fees (3)	(151,825)	(0.24)%
Directors’ fees (3)	(111,788)	(0.17)%
Registration fees (3)	(24,450)	(0.04)%
Stockholder communication fees (3)	(15,000)	(0.02)%
Transfer agent fees (3)	(13,425)	(0.02)%
Custody fees (3)	(9,758)	(0.02)%
Other expenses (3)	(30,324)	(0.05)%
Total pro forma expense adjustment	(517,789)	(0.81)%

(1)	Reflects the impact of the termination of NDP’s credit facility and subsequent increase in the credit facility of TTP to absorb the amount outstanding on the NDP credit facility.
(2)	Reflects the impact of applying the revised Advisory fee schedule (which is effective at the time of the Merger) to the Pro Forma Combined Fund’s average Managed Assets.
(3)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Merger.
(4)	Rounds to less than (0.01)%.

Note 4 – Advisory Fees

Effective at the time of the Merger, the Pro Forma Combined Fund expects to enter into an amended advisory agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) which will implement a revised fee schedule based on the Pro Forma Combined Fund’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of any outstanding preferred stock) (“Managed Assets”).  Under the new investment advisory agreement, the Pro Forma Combined Fund will pay to the Adviser a fee equal to an annual rate of 1.00% of average monthly Managed Assets from the current rate of 1.10%.

A-2

TORTOISE PIPELINE & ENERGY FUND, INC.

MERGER STATEMENT OF ADDITIONAL INFORMATION

__________, 2021

PART C — OTHER INFORMATION

Item 15:	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

The Registrant’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”), to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Bylaws obligate it, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served as a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The provisions set forth above apply insofar as they are consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16:	Exhibits

Exhibit No.	Description of Document
1. 1	Articles of Incorporation(1)
1.2.	Articles Supplementary relating to Series A Mandatory Redeemable Preferred Shares*(3)
2.	Second Amended and Restated Bylaws*(4)
3.	None
4.	Form of Agreement and Plan of Merger is filed herewith as Appendix A to Part A of this Registration Statement.
5.1.	Form of Stock Certificate(2)
5.2.	Form of Preferred Stock Certificate (3)
5.3.	Form of Fixed Rate Note (3)
5.4.	Form of Floating Rate Note (3)
6.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated January 31, 2018*(3)
7.	None
8.	None
9.1.	Custody Agreement with U.S. Bank National Association dated October 17, 2011*(3)
9.2.	First Amendment to the Custody Agreement with U.S. Bank, N.A. dated January 29, 2016*(3)
10.	None
11.	Opinion of Venable LLP**
12.	Tax Opinion of Husch Blackwell LLP**
13.1.	Stock Transfer Agency Agreement with Computershare Inc. and Computershare Trust Company, N.A. dated August 25, 2011(2)
13.2.	Administration Agreement with U.S. Bancorp Fund Services, LLC dated October 17, 2011*(3)
13.3.	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC dated October 17, 2011(3)
13.4.	Addendum to the Fund Administration Servicing Agreement dated May 15, 2018(3)
13.5.	Securities Purchase dated November 15, 2011(3)
13.6.	Master Note Purchase Agreement dated November 15, 2011(3)
13.7.	Master Note Purchase Agreement dated December 12, 2014(3)
13.8.	Credit Agreement dated June 15, 2015(3)
14.	Consent of Ernst & Young LLP**
15.	Inapplicable
16.	Power of Attorney *
17.	Form of Proxy **

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File Nos. 811-22585 and 333-175687) filed on July 27, 2011.
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File Nos. 811-22585 and 333-175687) filed on September 22, 2011.
(3)	Incorporated by reference to the Registrant’s Registration on Form N-2 (File Nos. 811-22585 and 333-225877) filed June 26, 2018.
(4)	Incorporated by reference to the Registrant’s Current Report on Form 8-K (File No. 811-22585) filed October 27, 2020.
*	Filed herewith
**	To be filed by amendment.

Item 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Leawood and State of Kansas, on the 28th day of December, 2020.

Tortoise Pipeline & Energy Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the date indicated.

/s/ P. Bradley Adams	Chief Executive Officer and Principal Financial Officer
P. Bradley Adams	(Principal Executive Officer and Principal Financial Officer)	December 28, 2020

/s/ Rand C. Berney	Director
Rand C. Berney		December 28, 2020

/s/ H. Kevin Birzer	Director
H. Kevin Birzer		December 28, 2020

/s/ Conrad S. Ciccotello	Director
Conrad S. Ciccotello		December 28, 2020

/s/ Jennifer Paquette	Director
Jennifer Paquette		December 28, 2020

/s/ Alexandra Herger	Director
Alexandra Herger		December 28, 2020

EXHIBIT INDEX

16	Power of Attorney